                                                                   EXHIBIT 10.4

********************************************************************************





                          SECOND AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                     among

                         CRAFTMADE INTERNATIONAL, INC.

                                  as Borrower

                           NATIONSBANK OF TEXAS, N.A.

                                    as Agent

                                AND THE LENDERS

                            which are parties hereto





********************************************************************************

                               TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
ARTICLE 1 - Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Section 1.2      Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

ARTICLE 2 - Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 2.1      Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 2.2      The Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Section 2.3      Repayment of Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.4      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.5      Requests for Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.6      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.7      Reduction or Termination of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Section 2.8      Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE 3 - Payments, Conversions and Continuations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.1      Method of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.2      Voluntary Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.3      Mandatory Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.4      Computation of Interest and Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 3.5      Conversions and Continuations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

ARTICLE 4 - Yield Protection and Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.1      Additional Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 4.2      Limitation on Types of Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.3      Substitute Prime Rate Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.4      Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 4.5      Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 4.6      Changes in Law Rendering Loan Unlawful  . . . . . . . . . . . . . . . . . . . . . . . . . .  16

ARTICLE 5 - Conditions Precedent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 5.1      Initial Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 5.2      All Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE - Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 6.1      Corporate Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 6.2      Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 6.3      Corporate Action; No Breach . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 6.4      Operation of Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.5      Litigation and Judgments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.6      Rights in Properties; Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.7      Enforceability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

         Section 6.8      Approvals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.9      Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.10     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 6.11     Use of Proceeds; Margin Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.12     ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.13     Disclosure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.14     Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.15     Compliance with Laws and Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.16     Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 6.17     Current Locations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 6.18     Security Interest and Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 6.19     Corporate Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE 7 - Positive Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 7.1      Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 7.2      Maintenance of Existence; Conduct of Business . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 7.3      Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 7.4      Taxes and Claims  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 7.5      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 7.6      Inspection Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 7.7      Keeping Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 7.8      Compliance with Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 7.9      Compliance with Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 7.10     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 7.11     ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

ARTICLE 8 - Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 8.1      Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 8.2      Limitation on Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.3      Mergers, Acquisitions and Dissolutions  . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.4      Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 8.5      Loans and Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 8.6      Transactions With Affiliates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 8.7      Disposition of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 8.8      Prepayment of Debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 8.9      Nature of Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 8.10     Compliance with Environmental Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 8.11     Accounting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 9 - Financial Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 9.1      Consolidated Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 9.2      Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 9.3      Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 9.4      Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

ARTICLE 10 - Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 10.1     Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 10.2     Remedies Upon Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 10.3     Performance by Agent and Lenders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 10.4     Setoff  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE 11 - The Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 11.1     Appointment, Powers and Immunities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 11.2     Rights of Agent as a Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 11.3     Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 11.4     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 11.5     Independent Credit Decisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 11.6     Several Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 11.7     Successor Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE 12 - Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 12.1     Expenses of Agent and Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 12.2     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 12.3     Limitation of Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 12.4     Lender Not Fiduciary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 12.5     No Waiver; Cumulative Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 12.6     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 12.7     Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 12.9     Maximum Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         Section 12.10    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 12.11    Applicable Law; Venue; Service of Process . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 12.12    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 12.13    Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 12.14    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 12.15    Non-Application of Chapter 15 of Texas Credit Code  . . . . . . . . . . . . . . . . . . . .  42
         Section 12.16    WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 12.17    Arbitration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

INDEX TO EXHIBITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

INDEX TO SCHEDULES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is dated as of November 14, 1995 and is among CRAFTMADE INTERNATIONAL, INC. ("Borrower"), a Delaware corporation, NATIONSBANK OF TEXAS, N.A., a national banking association, in its capacity as agent for the Lenders which are parties hereto ("Agent"), and the Lenders named on the signature pages to this Agreement (the "Lenders").

                                R E C I T A L S:

         a. NationsBank of Texas, N.A. ("NationsBank") has previously made a loan to Borrower in the maximum principal amount of $6,000,000.00, pursuant to a certain Credit Agreement (the "Original Credit Agreement") between Borrower and
             NationsBank, dated January 11, 1993.

         b. The Original Credit Agreement was amended and restated as provided in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, by and between Borrower and NationsBank (the "First Restated Agreement").

         c. The First Restated Agreement was amended as provided in that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, by and between the Borrower and NationsBank (the "First Amendment").

         d. The First Restated Agreement was further amended as provided in that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, by and between the Borrower and NationsBank (the "Second Amendment").

         e. The First Restated Agreement was further amended as provided in that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, by and between the Borrower and NationsBank (the "Third Amendment").

         f. The First Restated Agreement was further amended as provided in that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 15, 1994, by and between the Borrower and NationsBank (the "Fourth Amendment"; the First Restated Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is referred to hereinafter as the "Prior Credit Agreement").





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         g. Borrower and Lenders desire to amend and restate the Prior Credit Agreement as set out herein, including, without limitation, to provide for a loan in the maximum principal amount of $12,000,000.

                                  AGREEMENTS:

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree that this Agreement amends and restates the Prior Credit Agreement. The parties hereto further agree as follows:

                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. As used in this Agreement, the following terms have the following meanings:

         "Accounts Receivable Aging Report" means a report, in form satisfactory to Agent, showing all current accounts receivable of Borrower and all other accounts receivable of Borrower aged in intervals of thirty, sixty, ninety and ninety-one days or more past due.

         "Additional Costs" has the meaning specified in SECTION 4.1.

         "Advance" means an advance of funds by Lenders to Borrower pursuant to ARTICLE 2.

         "Advance Request Form" means a certificate, in substantially the form of EXHIBIT "B" hereto, properly completed and signed by Borrower requesting an Advance.

         "Affiliate" means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise; provided, however, in no event shall the Agent or any Lender be deemed an Affiliate of Borrower or any of its Subsidiaries.

         "Agent" means NationsBank of Texas, N.A., in its capacity as Agent for the Lenders.

         "Applicable Rate" means:





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                          (a) during the period that an Advance is a Prime Rate Advance, the Prime Rate minus 1/2 of one percent (.5%) and

                          (b) during the period that an Advance is a Eurodollar Advance, the Eurodollar Rate plus (i) at all times when the most recent compliance certificate delivered in accordance with SECTION 7.1(C) shows that the Leverage Ratio is less than or equal to 1.0 to 1, one and one-quarter percent (1.25%), and (ii) at all times when the most recent compliance certificate delivered in accordance with SECTION 7(C) shows that the Leverage Ratio is greater than 1.0 to 1, one and one-half percent (1.5%).

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and its Assignee and accepted by the Agent pursuant to SECTION 12.6, in substantially the form of EXHIBIT "K" hereto.

         "Borrowing Base" means, at any particular time, an amount equal to the sum of (a) eighty percent (80%) of Eligible Accounts, plus (b) fifty percent (50%) of Eligible Inventory.

         "Borrowing Base Report" means a report, substantially in the form of EXHIBIT "C" hereto, properly completed and executed by an authorized officer of Borrower.

         "Business Day" means any day on which commercial banks are not authorized or required to close in Dallas, Texas.

         "Capital Lease Obligation" means Debt represented by obligations under any lease of real or personal property that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "C/D/R" means C/D/R Incorporated, a Delaware corporation.

         "C/D/R Guaranty" means the Amended and Restated Guaranty of C/D/R in favor of the Agent and the Lenders in substantially the form of EXHIBIT "I" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Change of Management" means the failure of James R. Ridings to continue to perform his current or similar duties.

         "Change of Ownership" means the ownership, legally and beneficially, by any Person of fifty-one percent (51%) or more of the capital stock of Borrower.

         "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated and rulings issued thereunder.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         "Collateral" includes all of the collateral covered by the Security Agreement, the Durocraft Security Agreement and the Pledge Agreement.

         "Commitment" means, as to any Lender, the obligation of such Lender to make Advances hereunder in an aggregate principal amount not to exceed the amount set forth opposite the name of such Lender on the signature pages hereto under the heading "Commitment," and "Commitments" means such obligation of all Lenders, as such amounts may be reduced pursuant to SECTION 2.7 or otherwise.

         "Consolidated Liabilities" means, at any particular time, all amounts which, in conformity with GAAP, would be included as liabilities on a consolidated balance sheet of Borrower and the Subsidiaries.

         "Consolidated Tangible Net Worth" means, at any particular time, all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Borrower and the Subsidiaries; provided, however, there shall be excluded therefrom: (a) any amount at which shares of capital stock of Borrower appear as an asset on Borrower's balance sheet, (b) goodwill, including any amounts, however designated, that represent the excess of the purchase price paid for assets or stock over the value assigned thereto, (c) patents, trademarks, trade names, and copyrights, (d) deferred expenses, (e) loans and advances to any stockholder, director, officer, or employee of Borrower or any Subsidiary or any Affiliate, and (f) all other assets which are properly classified as intangible assets.

         "Continue," "Continuation" and "Continued" shall refer to the continuation pursuant to SECTION 3.5 of a Eurodollar Advance as a Eurodollar Advance from one Interest Period to the next Interest Period.

         "Convert," "Conversion" and "Converted" shall refer to a conversion pursuant to SECTION 3.5 or ARTICLE 4 of one Type of Advance into another Type of Advance.

         "Debt" means as to any Person at any time (without duplication) all items which would be properly characterized as liabilities on a balance sheet of such Person prepared in accordance with GAAP.

         "Default Rate" means the Maximum Rate or, if no Maximum Rate exists, the sum of the Prime Rate in effect from day to day plus four percent (4%).

         "Dollars" and "$" mean lawful money of the United States of America.

         "Durocraft" means Durocraft International, Inc., a Texas corporation.

         "Durocraft Guaranty" means the Amended and Restated Guaranty of Durocraft in favor of the Agent and tile Lenders, in substantially the form of EXHIBIT "E" hereto, as the same may be amended, supplemented, or otherwise modified from time to time.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         "Durocraft Security Agreement" means the Amended and Restated Security Agreement of Durocraft in favor of the Agent and the Lenders in substantially the form of EXHIBIT "F" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Eligible Accounts" means the aggregate of all accounts receivable of Borrower that are acceptable to the Agent in its sole discretion and satisfy the following conditions: (a) have been outstanding less than sixty (60) days past the due date thereof; (b) have arisen in the ordinary course of business;
(c) represent complete bona fide transactions which require no further act under any circumstances on the part of Borrower to make such accounts receivable payable by the account debtor; (d) the goods of sale which gave rise to such accounts receivable have been shipped or delivered to the account debtor on an absolute sale basis and not on consignment, a sale or return basis, a guaranteed sale basis, a bill and hold basis, or on the basis of any similar understanding; (e) the goods of sale which gave rise to such accounts receivable were not, at the time of sale thereof, subject to any Lien, except as permitted by SECTION 8.2; (f) are not subject to any provision prohibiting assignment or requiring notice of or consent to such assignment; (g) are subject to a perfected, first priority security interest in favor of the Agent and the Lenders and are not subject to any other Lien except as permitted by
SECTION 8.2; (h) are not subject to setoff, counterclaim, defense, allowance, dispute, or adjustment other than normal discounts for prompt payment, and the goods of sale which gave rise to such accounts receivable have not been returned, rejected, repossessed, lost, or damaged; (i) the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceeding and has not made an assignment for the benefit of creditors, suspended normal business operations, dissolved, liquidated, terminated its existence, ceased to pay its debts as they become due, or suffered a receiver or trustee to be appointed for any of its assets or affairs; 0) are not evidenced by chattel paper or an instrument of any kind; (k) are owed by a Person or Persons that are citizens of or organized under the laws of the United States or any State and are not owed by any Person located outside of the United States of America; (l) if any accounts receivable are owed by the United States of America or any department, agency, or instrumentality thereof, the Federal Assignment of Claims Act shall have been complied with; and (m) are not owed by an Affiliate of Borrower. The amount of any Eligible Accounts owed by an account debtor to Borrower shall be reduced by the amount of all "contra accounts" and other obligations owed by Borrower to such account debtor.

         "Eligible Assignee" means (a) any Affiliate of a Lender, or (b) any commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) acceptable to the Agent.

         "Eligible Inventory" means, at any time, all inventory of finished goods and unassembled lamp parts then owned by (and in the possession or under the control of) Borrower and held for sale or disposition in the ordinary course of Borrower's business, in which the Agent, for the ratable benefit of the Lenders, has a perfected, first priority security interest, valued at the lower of actual cost or fair market value. Eligible Inventory shall not include (a) inventory that has been shipped or delivered to a customer on consignment, a sale or return basis, or on the basis of any similar understanding, (b) inventory with respect to which a claim exists disputing Borrower's title to or right to possession of such inventory, (c) inventory that is not in good condition or does not





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
comply with any applicable laws, rules, or regulations or the standards imposed by any governmental authority with respect to its manufacture, use, or sale, and (d) inventory that the Agent, in its sole discretion, has determined to be unmarketable.

         "Environmental Laws" means any and all federal, state, and local laws, regulations, and requirements pertaining to health, safety, or the environment, as such laws, regulations, and requirements may be amended or supplemented from time to time.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations and published interpretations thereunder.

         "Eurodollar Advances" means Advances the interest rates on which are determined with reference to the Eurodollar Rate

         "Eurodollar Business Day" means a Business Day on which dealings in United States Dollars are carried out in the London interbank market.

         "Eurodollar Rate" means, for any Eurodollar Advance for any Interest Period therefore, a rate per annum equal to (a) the Interbank Offered Rate, divided by (b) 1.00 minus the Reserve Requirement applicable to Eurodollar Advances,

         "Event of Default" has the meaning specified in SECTION 10.1.

         "Fixed Charge Coverage Ratio" means, with respect to Borrower and the Subsidiaries on a consolidated basis for the most recently completed four quarter period preceding the date of determination, a ratio of (a) Pretax Income for such period plus interest expense for such period plus Operating Lease expense for such period to (b) interest expense for such period plus Operating Lease expense for such period.

         "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles observed in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         "Guaranty" means the Durocraft Guaranty and the C/D/R Guaranty, individually and collectively.

         "Guarantor" means Durocraft and C/D/R, jointly and severally.

         "Hazardous Substance" means any substance, product, waste, pollutant, material, chemical, contaminant, constituent, or other material which is or becomes listed, regulated, or





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
addressed under any Environmental Law, including, without limitation, asbestos, petroleum, and polychlorinated biphenyls.

         "Interbank Offered Rate" means, with respect to each Interest Period, the rate of interest per annum at which deposits in immediately available freely transferable funds in Dollars are offered by NationsBank (at approximately 1:00 p.m. Dallas, Texas time, two (2) Eurodollar Business Days prior to the first day of such Interest Period) to first class banks in the London interbank market for delivery on the first day of such Interest Period, such deposits being for a period of time equal or comparable to such Interest Period and in an amount equal or comparable to the principal amount of the Eurodollar Advance to which such Interest Period relates. Each determination of the Interbank Offered Rate by Agent shall be conclusive in the absence of manifest error.

         "Interest Period" means, with respect to any Eurodollar Advances, each period commencing on the date such Eurodollar Advances are made or Converted from Advances of another Type, or, in the case of each subsequent, successive Interest Period applicable to a Eurodollar Advance, the last day of the next preceding Interest Period with respect to such Advance, and ending on the day 30, 60, 90 or 180 days thereafter, as Borrower may select as provided in
SECTION 2.5 or 3.5 hereof. Notwithstanding the foregoing: (a) each Interest Period which would otherwise end on a day which is not a Eurodollar Business Day shall end on the next succeeding Eurodollar Business Day; (b) any Interest Period which would otherwise extend beyond the Termination Date shall end on the Termination Date; (c) no more than three (3) Interest Periods for Eurodollar Advances shall be in effect at the same time; (d) no Interest Period shall have a duration of less than thirty (30) days and, if the Interest Period for any Eurodollar Advances would otherwise be a shorter period, such Advances shall not be available hereunder; and (e) no Interest Period may extend beyond a principal repayment date unless, after giving effect thereto, the aggregate principal amount of the Eurodollar Advances having Interest Periods that and after such principal payment date shall be equal to or less than the Advances to be outstanding hereunder after such principal repayment date.

         "Leverage Ratio" means, at any particular time, the ratio of Debt to Consolidated Tangible Net Worth.

         "Lien" means any lien, mortgage, security interest, tax lien, financing statement, pledge, charge, hypothecation, assignment, preference, priority, or other encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or title retention agreement), whether arising by contract, operation of law, or otherwise.

         "Loan Documents" means this Agreement and all promissory notes, security agreements, pledge agreements, deeds of trust, assignments, letters of credit, applications for letters of credit, guaranties, and other instruments, agreements and documentation executed and delivered pursuant to or in connection with this Agreement, as such instruments, agreements and documentation may be amended, modified, renewed, extended, amended and restated or supplemented from time to time.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         "Maximum Rate" means the maximum rate of nonusurious interest permitted from day to day by applicable law, including as to Article 5069-1.04, Vernon's Texas Civil Statutes (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling" and calculated after taking into account any and all relevant fees, payments, and other charges in respect of the Loan Documents which are deemed to be interest under applicable law.

         "Multiemployer Plan" means a multiemployer plan defined as such in
Section 3(37) of ERISA to which contributions have been made by Borrower or any Subsidiary and which is covered by Title IV of ERISA.

         "NationsBank" means NationsBank of Texas, N.A., a national banking association.

         "Net Income" means, for any period, the consolidated net income of Borrower and the Subsidiaries for such period as determined in accordance with GAAP.

         "Notes" means the promissory notes of Borrower payable to the order of each Lender, in substantially the form of EXHIBIT "A" hereto, and all extensions, renewals, and modifications thereof.

         "Obligated Party" means any Guarantor or any other Person who is or becomes party to any agreement that guarantees or secures payment and performance of the Obligations or any part thereof.

         "Obligations" means all obligations, indebtedness, and liabilities of Borrower to the Agent and the Lenders, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligations, indebtedness, and liabilities of Borrower under this Agreement and the other Loan Documents (including, without limitation, all of Borrower's contingent reimbursement obligations in respect of letters of credit), and all interest accruing thereon and all attorneys' fees and other expenses incurred in the enforcement or collection thereof.

         "Operating Lease" means any lease (other than a lease constituting a Capital Lease Obligation) of real or personal property.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to all or any of its functions under ERISA.

         "Person" means any individual, corporation, business trust, association, company, partnership, joint venture, governmental authority, or other entity.

         "Plan" means any employee benefit or other plan established or maintained by Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         "Pledge Agreement" means the Amended and Restated Pledge Agreement of Borrower and Durocraft in favor of the Agent and the Lenders in substantially the form of EXHIBIT "I" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Potential Default" means any condition or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Pretax Income" means, for any period, Net Income for such period plus (but only to the extent deducted in the determination of Net Income) tax expense for such period.

         "Prime Rate" means, at any time, the rate of interest per annum then most recently established by NationsBank as its prime rate. The Prime Rate is a reference rate set by NationsBank after taking into account such factors as it may deem appropriate and does not necessarily represent the lowest or best rate actually charged to any customer. The Prime Rate may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general and NationsBank may make various commercial or other loans at rates of interest having no relationship to such rate.

         "Prime Rate Advance" means Advances that bear interest at rates based upon the Prime Rate.

         "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

         "Regulatory Change" means, with respect to any Lender, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of banks including either Lender of or under any United States federal or state, or any foreign, laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented fpom time to time.

         "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

         "Required Lenders" means Lenders holding fifty-one percent or more of the outstanding Advances, or, if no Advances are outstanding, fifty-one percent or more of the Commitments.

         "Reserve Requirement" means, on any day, that percentage (expressed as a decimal fraction) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor), for determining the maximum reserve requirements (including, without limitations basic, supplemental, marginal and emergency reserves) applicable to "eurocurrency liabilities" as currently defined in Regulation D or under any other then applicable similar or successor regulation which prescribes reserve requirements applicable to





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
eurocurrency liabilities or eurocurrency fundings. Each determination by Agent of the Reserve Requirement shall be conclusive in the absence of manifest error.

         "RICO" means the Racketeer Influenced and Corrupt Organization Act of 1970, as amended from time to time.

         "Security Agreement" means the Amended and Restated Security Agreement of Borrower in favor of the Agent and the Lenders in substantially the form of EXHIBIT "D" hereto, as the same may be amended, supplemented or otherwise modified from time to time.

         "Subsidiary" means any corporation of which more than fifty percent (50%) of the issued and outstanding securities having ordinary voting power for the election of a majority of directors is owned or controlled, directly or indirectly, by Borrower, by Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "Termination Date" means 11:00 a.m. Dallas, Texas time on November 15, 1996, or such earlier date and time on which the Commitments terminate as provided in this Agreement.

         "Type" means any type of Advance (i.e., Prime Rate Advance or Eurodollar Advance).

         Section 1.2 Other Definitional Provisions. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein", and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise specified, all Article and Section references pertain to this Agreement. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms used herein that are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein, shall have the meanings specified in the Uniform Commercial Code as adopted by the State of Texas.

                                   ARTICLE 2

                                    Advances

         Section 2.1 Advances. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make one or more Advances to Borrower from time to time from the date hereof to and including the Termination Date, provided that (a) the aggregate outstanding amount of all Advances shall not at any time exceed the lesser of the Commitments or the Borrowing Base and (b) the outstanding Advances supported only by the Eligible Inventory component of the Borrowing Base shall not at any time exceed fifty percent (50%) of the aggregate outstanding amount of all Advances. Subject to the foregoing limitations, and the other terms and provisions of this Agreement, Borrower may borrow, repay, and reborrow hereunder.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         Section 2.2 The Notes. The obligation of Borrower to repay the Advances shall be evidenced by the Notes executed by Borrower, and payable to the order of each Lender, in the aggregate principal amount of the Commitments as originally in effect and dated the date hereof.

         Section 2.3 Repayment of Advances. Borrower shall repay the unpaid principal amount of all Advances outstanding under the Notes on the Termination Date.

         Section 2.4 Interest. The unpaid principal amount of the Advances shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, each such change in the rate of interest charged on the Advances to become effective, without notice to Borrower, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on the Advances to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest on the Advances below the Maximum Rate until such time as the aggregate amount of interest accrued on the Advances equals the aggregate amount of interest which would have accrued on the Advances if the interest rate specified in clause (b) preceding had at all times been in effect. Accrued and unpaid interest on the Advances shall be payable on the last Business Day of each month and at the end of each Interest Period, commencing on November 30, 1995, and on the Termination Date. All past due principal and interest shall bear interest at the Default Rate.

         Section 2.5 Requests for Advances. Borrower shall give Agent notice by means of an Advance Request Form of each requested Advance, at least three (3) Eurodollar Business Days before the requested date of each Eurodollar Advance, and by 12:00 p.m. (Dallas, Texas time) on the requested date of each Prime Rate Advance specifying: (a) the requested date of such Advance (which shall be a Business Day and, with respect to Eurodollar Advances, a Eurodollar Business Day), (b) the amount of such Advance, (c) the Type of the Advance and
(d) in the case of a Eurodollar Advance, the duration of the Interest Period for such Advance. Agent at its option may accept telephonic requests for Advances, provided that such acceptance shall not constitute a waiver of Agent's right to require delivery of an Advance Request Form in connection with subsequent Advances. Any telephonic request for an Advance by Borrower shall be promptly confirmed by submission of a properly completed Advance Request Form to Agent. Each Eurodollar Advance shall be in a minimum principal amount of One Hundred Thousand Dollars ($100,000.00) or an integral multiple thereof and each Prime Rate Advance shall be in a minimum principal amount of Fifty Thousand Dollars ($50,000.00). The aggregate amount of Eurodollar Advances having the same Interest Period shall be at least equal to One Hundred Thousand Dollars ($100,000.00). All notices under this SECTION 2.5 shall be irrevocable and shall be given not later than 12:00 p.m. (Dallas, Texas time) on the day specified above for such notice. Any Advance Request Form requesting an Advance received after 12:00 p.m. (Dallas, Texas time) on a Business Day shall be deemed to be received on the next succeeding Business Day.

         Section 2.6 Use of Proceeds. The proceeds of Advances shall be used for working capital support of accounts receivable and inventory of Borrower.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         Section 2.7 Reduction or Termination of Commitments. Borrower shall have the right at any time to terminate in whole or from time to time to irrevocably reduce in part the Commitments upon at least three (3) Business Days prior written notice to Agent specifying the effective date thereof, whether a termination or reduction is being made, and the amount of any partial reduction; provided, however, that each partial reduction shall be in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00) or an integral multiple thereof and Borrower shall simultaneously prepay the amount by which the aggregate outstanding amount of all Advances exceeds the Commitments (after giving effect to such notice) plus accrued and unpaid interest on the principal amount so prepaid. The Commitments may not be reinstated after they have been terminated or reduced. Any reduction in the Commitments will reduce the Commitment of each Lender pro rata based on its Commitment amount.

         Section 2.8 Letters of Credit. At the request of Borrower, and upon execution of letter of credit documentation satisfactory to NationsBank (including, without limitation, an Application and Agreement for Commercial Letter of Credit [for documentary letters of credit] or Standby Letter of Credit Application and Agreement [for standby letters of credit] for each such letter of credit in the form attached hereto as EXHIBIT "J") (the "Application"), NationsBank shall issue documentary or standby letters of credit ("Letters of Credit") from time to time for the account of Borrower for its benefit or the benefit of its Subsidiaries in a face amount not exceeding in the aggregate at any time outstanding the lesser of (a) $1,000,000.00 or (b) $12,000,000 minus the aggregate outstanding principal balance of all Advances. The Commitments shall at all times be reduced by the aggregate face amount of outstanding Letters of Credit. The Letters of Credit shall be on terms mutually acceptable to Borrower and NationsBank and no Letter of Credit shall have an expiration date later than the Termination Date. Any amount paid by NationsBank on any Letter of Credit which is not immediately reimbursed by Borrower shall be treated as an Advance without the necessity for any request by Borrower. Immediately upon the issuance of any Letter of Credit, NationsBank shall be deemed to have sold and transferred to each other Lender, and each such other Lender shall be deemed unconditionally and irrevocably to have purchased and received from NationsBank, without recourse or warranty, an undivided interest and participation, pro-rata based upon such other Lender's Commitment compared to the aggregate Commitments, in such Letter of Credit (as the same may thereafter be amended, renewed or extended pursuant to this Agreement), each drawing thereunder and the obligations of Borrower under this Agreement and the Application with respect thereto and any security therefor or guaranty pertaining thereto. In the event and to the extent that any draft drawn under any Letter of Credit shall not have been promptly reimbursed by Borrower, NationsBank shall promptly notify Agent, and Agent shall promptly notify each other Lender, of such failure, and each such other Lender shall, on the first Business Day following such notification, and notwithstanding (A) anything to the contrary contained in SECTION 2.1 or elsewhere in this Agreement or (B) the existence of any Event of Default or the inability of or failure by Borrower or any Subsidiary to comply with any condition precedent set forth in ARTICLE 5, make an Advance, which Advance shall be a Prime Rate Advance and shall be used to repay the applicable portion of NationsBank's Advance thereon resulting from such drawing, in an amount equal to such Lender's pro rata share of such drawing (based upon its Commitment compared to the aggregate Commitments), which amount shall promptly and unconditionally be made available to Agent for the account of NationsBank as reimbursement for such drawing and interest accrued thereon, in immediately available funds.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

Borrower shall pay to NationsBank, at the time of issuance of each Letter of Credit, a fee equal to the greater of (a) (i) one percent (1.0%) per annum for documentary letters of credit or (ii) one and one-half (1.50) percent per annum for standby letters of credit, times the face amount of the Letter of Credit or
(b) One Hundred Dollars ($100.00). In connection with the issuance of any Letters of Credit, Borrower shall pay to NationsBank its standard fees and charges, including the standard fees and charges provided for in the Application. The obligations and indebtedness of Borrower to Lender under this
SECTION 2.8, the Letters of Credit, and the Applications, shall be part of the Obligations.

                                   ARTICLE 3

                    Payments, Conversions and Continuations

         Section 3.1 Method of Payment. All payments of principal, interest, and other amounts to be made by Borrower under this Agreement, the Notes, and the other Loan Documents shall be made to Agent, for the ratable benefit of the Lenders, at its office at 901 Main Street, Dallas, Texas 75202, without setoff, deduction, or counterclaim, in Dollars and in immediately available funds. Borrower shall, at the time of making each such payment, specify to Agent the sums payable by Borrower under this Agreement, the Notes, or other Loan Document to which such payment is to be applied (and in the event Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Agent may apply such payment to the Obligations in such order and manner as it may elect in its sole discretion). Whenever any payment under this Agreement, the Notes, or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest.

         Section 3.2 Voluntary Prepayment. Borrower may prepay the Notes in whole at any time or from time to time in part without premium or penalty but with accrued interest to the date of prepayment on the amount so prepaid, provided that (a) Eurodollar Advances may be prepaid only on the last day of the Interest Period for such Advances and (b) each partial prepayment shall be in the principal amount of $25,000.00 or an integral multiple thereof.

         Section 3.3 Mandatory Prepayment. If at any time (a) the aggregate amount of outstanding Advances exceeds the lesser of the Commitments or the Borrowing Base or (b) the outstanding Advances supported by the Eligible Inventory component of the Borrowing Base exceeds fifty percent (50%) of the aggregate amount of outstanding Advances, Borrower shall promptly prepay the amount of the excess plus (x) accrued and unpaid interest on the amount so prepaid and (y) any amounts for the compensation of funding losses of the Lenders pursuant to SECTION 4.4.

         Section 3.4 Computation of Interest and Fees. Interest on the indebtedness evidenced by the Notes and all fees provided for herein shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         Section 3.5 Conversions and Continuations. Borrower shall have the right from time to time to Convert all or part of one Type of Advance into another Type of Advance or to Continue all or part of any Eurodollar Advance by giving the Agent written notice at least one (1) Eurodollar Business Day before Conversion into a Prime Rate Advance and at least three (3) Eurodollar Business Days before Conversion into or Continuation of a Eurodollar Advance, specifying: (a) the Type of Advance to be converted, (b) the Conversion or Continuation date, (c) the amount of the Advance to be Converted or Continued,
(d) in the case of Conversions, the Type of Advance to be Converted into and
(e) in the case of a Continuation of or Conversion into a Eurodollar Advance, the duration of the Interest Period applicable thereto; provided that (i) Eurodollar Advances may only be Converted on the last day of the Interest Period and (ii) except for Conversions into Prime Rate Advances, no Conversions shall be made while an Event of Default or Potential Default has occurred and is continuing. All notices given under this SECTION 3.5 shall be irrevocable and shall be given not later than 11:00 a.m. (Dallas, Texas time) on the date which is not less than the number of Business Days or Eurodollar Business Days specified above for such notice. If Borrower shall fail to give Agent the notice as specified above for Continuation or Conversion of a Eurodollar Advance prior to the end of the Interest Period with respect thereto, such Eurodollar Advance shall automatically be Converted into a Prime Rate Advance on the last day of the Interest Period for such Eurodollar Advance.

                                   ARTICLE 4

                        Yield Protection and Illegality

         Section 4.1 Additional Costs. Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs incurred by such Lender which such Lender determines are attributable to its making or maintaining of any Eurodollar Advances hereunder or its obligation to make any of such Eurodollar Advances hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any such Eurodollar Advance or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                 (a) changes the basis of taxation of any amounts payable to such Lender under this Agreement or the Notes in respect of any of such Advances (other than taxes imposed on the overall net income of such Lender for any of such Advances);

                 (b) imposes or modifies any reserve, special deposit, minimum capital, capital ratio, or similar requirement relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (including any of such Advances or any deposits referred to in the definition of "Eurodollar Rate" in SECTION 1.1 hereof);

                 (c) increases such Lender's costs relating to Advances, the Commitments, or any part thereof;





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                 (d) reduces the yield or rate of return of such Lender on Advances, the Commitments, or any part thereof, to a level below that which such Lender could have achieved but for such Regulatory Change; or

                 (e) imposes any other condition affecting this Agreement or the Notes or any of such extensions of credit or liabilities or commitments.

         Each Lender will notify Borrower of any event occurring after the date of this Agreement which will entitle such Lender to compensation pursuant to this SECTION 4.1 as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different lending office for the Advances affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, violate any law, rule, or regulation or be in any way disadvantageous to such Lender. Such Lender will finish Borrower with a certificate setting forth the basis and the amount of each request of such Lender for compensation under this section. If any Lender requests compensation from Borrower under this section, Borrower may, by notice to such Lender suspend the obligation of such Lender to make additional Eurodollar Advances until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.3 hereof shall be applicable). Determinations and allocations by any Lender for purposes of this section shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

         Section 4.2 Limitation on Types of Advances. Anything herein to the contrary notwithstanding, if with respect to any Eurodollar Advances for any Interest Period therefor, any Lender determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in SECTION 1.1 hereof on the basis of which the rate of interest for Eurodollar Advances for such Interest Period is to be determined do not accurately reflect the cost to such Lender of making or maintaining Eurodollar Advances for such Interest Period, then such Lender shall give Borrower prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, such Lender shall be under no obligation to make additional Eurodollar Advances or to Convert Prime Rate Advances into Eurodollar Advances and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Advances either prepay such Eurodollar Advances or Convert such Eurodollar Advances into Prime Rate Advances in accordance with the terms of this Agreement.

         Section 4.3 Substitute Prime Rate Advances. If the obligation of any Lender to make Eurodollar Advances shall be suspended pursuant to SECTION
4.1 or 4.2 hereof, all Advances which would be otherwise made by such Lender as Eurodollar Advances shall be made instead as Prime Rate Advances and all Advances which would otherwise be Converted into Eurodollar Advances shall be Converted instead into (or shall remain as) Prime Rate Advances and, to the extent that Eurodollar Advances are so made as (or Converted into) Prime Rate Advances, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Advances shall be applied instead to its Prime Rate Advances.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         Section 4.4 Compensation. Borrower shall pay to each Lender, upon the request of such Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense incurred by it as a result of:

                 (a) Any payment, prepayment or Conversion of a Eurodollar Advance for any reason (including, without limitation, the acceleration of outstanding Advances pursuant to SECTION 10.2) on a date other than the last day of an Interest Period for such Eurodollar Advance; or

                 (b) Any failure by Borrower for any reason (including, without limitation, the failure of any conditions precedent specified in ARTICLE 5 to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Advance on the date for such borrowing, Conversion, Continuation, or prepayment, specified in the relevant notice of borrowing, prepayment, Conversion, or Continuation under this Agreement.

         Section 4.5 Capital Adequacy. If after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or its parent) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (or its parent's) capital as a consequence of its obligations hereunder or the transactions contemplated hereby to a level below that which such Lender (or its parent) could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten (10) Business Days after demand by such Lender, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or its parent) for such reduction. A certificate of such Lender claiming compensation under this SECTION 4.5 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive, provided that the determination thereof is made on a reasonable basis. In determining such amount or amounts, such Lender may use any reasonable averaging and attribution methods.

         Section 4.6 Changes in Law Rendering Loan Unlawful. In the event that (i) any change in applicable law, treaty or regulation or the interpretation thereof (whether or not having the force of law) shall make it unlawful or impossible for any Lender to make or continue to maintain all or any portion of a Eurodollar Advance contemplated hereunder, or (ii) any central bank or other fiscal, monetary or other authority having jurisdiction over such Lender or all or any portion of a Eurodollar Advance shall request such Lender in writing to comply with restrictions (whether or not having the force of law) which seek to prohibit such Lender from making or continuing to maintain such a Eurodollar Advance, then such Lender shall so notify Borrower, and Borrower shall, upon demand by such Lender, either, at the option of Borrower, prepay such Eurodollar Advance or convert such Eurodollar Advance to a Prime Rate Advance in accordance with SECTION 3.5 hereof, except that, subject to the provisions of SECTION 4.4 hereof, such prepayment or conversion need not be effected on the last day of the Interest Period applicable to the





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

Eurodollar Advance, and upon such demand or upon notice by such Lender, the obligation of such Lender to make such Eurodollar Advance hereunder shall terminate. Failure to prepay any such portion of a Eurodollar Advance shall be deemed an election to convert to a Prime Rate Advance. Such demand or notice shall be accompanied by a certificate of such Lender provided to Borrower as to the reasons why it is no longer feasible for such Lender to make or continue to maintain such Eurodollar Advance hereunder and such certificate shall, in the absence of manifest error in calculation, be conclusive and binding.

                                   ARTICLE 5

                              Conditions Precedent

         Section 5.1 Initial Advance. The obligation of each Lender to make any Advance concurrently with or subsequent to the execution of this Agreement is subject to the condition precedent that Agent shall have received on or before the day of such Advance all of the following, each dated (unless otherwise indicated) effective as of the date hereof, in form and substance satisfactory to Agent:

                 (a) Resolutions. Resolutions of the Board of Directors of Borrower and each Guarantor certified by their respective Secretary or Assistant Secretary which authorize the execution, delivery, and performance by Borrower and each Guarantor of the Loan Documents to which Borrower or such Guarantor, as applicable, is or is to be a party;

                 (b) Incumbency Certificate. A certificate of incumbency certified by the respective Secretary or Assistant Secretary of Borrower and each Guarantor certifying the names of the officers of Borrower and such Guarantor authorized to sign each of the Loan Documents to which Borrower or such Guarantor, as applicable, is or is to be a party (including the certificates contemplated herein), together with specimen signatures of such officers;

                 (c) Articles of Incorporation. The articles of incorporation of Borrower and each Guarantor, each certified by the Secretary of State of its respective state of incorporation and dated within ten (10) days prior to the date of execution hereof;

                 (d) Bylaws. The bylaws of Borrower and each Guarantor certified by its respective Secretary or Assistant Secretary;

                 (e) Governmental Certificates. Certificates of the appropriate government officials of the state of incorporation of Borrower and each Guarantor as to the existence and good standing of such Persons, together with certificates of the appropriate government officials of the State of Texas as to the qualification to do business as a foreign corporation and good standing of Borrower and each Guarantor in the State of Texas, each dated within ten (10) days prior to the date of execution hereof;

                 (f)      Notes.  The Notes executed by Borrower;





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                 (g) Security Agreement. The Security Agreement executed by Borrower;

                 (h) Financing Statements and Assignments. Uniform Commercial Code financing statements or amendments executed by Borrower or Guarantor, as applicable, and covering such Collateral as Agent may request, and Uniform Commercial Code terminations or assignments relating to the Liens identified on SCHEDULE 6 hereto;

                 (i) Guaranty. The Durocraft Guaranty executed by Durocraft, and the C/D/R Guaranty executed by C/D/R;

                 (j) Durocraft Security Agreement. The Durocraft Security Agreement executed by Durocraft;

                 (k) Initial Borrowing Base Report. A Borrowing Base Report dated October 31, 1995, properly completed and executed by an authorized officer of Borrower reflecting the information required thereby as of October 31, 1995;

                 (l) Landlord and Mortgagee Agreements. Landlord and mortgagee subordinations or waivers executed by each landlord and mortgagee identified on SCHEDULE 1 hereto;

                 (m) Insurance Policies. Summaries of all insurance policies required by SECTION 7.5, together with loss payable endorsements in favor of the Agent and the Lenders with respect to all insurance policies covering Collateral;

                 (n) UCC Search. The results of Uniform Commercial Code searches showing all financing statements and other documents or instruments on file against Borrower or Guarantor in each applicable jurisdiction listed on SCHEDULE 5 hereto, such searches to be as of a date no more than ten (10) days prior to the date of execution hereof;

                 (o) Instruments, Documents and Chattel Paper. All Collateral consisting of instruments, documents and chattel paper (except as otherwise provided by the Security Agreement, the Durocraft Security Agreement or the Pledge Agreement) endorsed, if applicable, payable to the order of Agent and the Lenders; and

                 (p) Attorneys' Fees and Expenses. Evidence that the costs and expenses (including reasonable attorneys' fees) referred to in SECTION 11.1, to the extent incurred, shall have been paid in full by Borrower.

         Section 5.2 All Advances. The obligation of each Lender to make any Advance (including the initial Advance) is subject to the following additional conditions precedent:

                 (a) Advance Request Form. Agent shall have received in accordance with Section 2.5 an Advance Request Form dated the date of such Advance and executed by an





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
         authorized officer of Borrower, all of the statements in which shall be true and correct on and as of such date;

                 (b) No Default. No Event of Default or Potential Default shall have occurred and be continuing; and

                 (c) Additional Documentation. Agent shall have received such additional approvals, opinions, or documentation as Agent or its legal counsel, Jenkens & Gilchrist, P.C., may request.

                                   ARTICLE 6

                         Representations and Warranties

         To induce the Agent and the Lenders to enter into this Agreement, Borrower represents and warrants to the Agent and the Lenders that, as of the execution hereof:

         Section 6.1      Corporate Existence.  Borrower and each Subsidiary
(a) is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power and authority to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, condition (financial or otherwise), operations, prospects, or properties. Borrower has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement and the other Loan Documents to which it is or may become a party.

         Section 6.2 Financial Statements. Borrower has delivered to Agent audited consolidated financial statements of Borrower and its Subsidiaries as at and for the fiscal year ended June 30, 1995, and unaudited consolidated financial statements of Borrower and its Subsidiaries for the three (3) month period ended September 30, 1995. Such financial statements are true and correct, have been prepared in accordance with GAAP, and fairly and accurately present, on a consolidated basis, the financial condition of Borrower and its Subsidiaries as of the respective dates indicated therein and the results of operations for the respective periods indicated therein.
Neither Borrower nor any of its Subsidiaries has any material contingent liabilities, liabilities for taxes, material forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments not reflected in such financial statements. There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any of its Subsidiaries since the effective date of the most recent financial statements referred to in this section.

         Section 6.3 Corporate Action; No Breach. The execution, delivery, and performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or may become a party have been duly authorized by all requisite action on the part of Borrower and do not and will not violate or conflict with the articles of incorporation or bylaws of Borrower or any





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator, and do not and will not conflict with, result in a breach of, or constitute a default under, or result in the creation or imposition of any Lien (except those Liens in favor of the Agent and the Lenders) upon any of the revenues or assets of Borrower or any Subsidiary pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Borrower or any Subsidiary or any of their respective properties is bound.

         Section 6.4 Operation of Business. Borrower and each of its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks, and tradenames, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and Borrower and each of its Subsidiaries are not in violation of any valid rights of others with respect to any of the forgoing.

         Section 6.5 Litigation and Judgments. To the knowledge of Borrower, there is no action, suit, investigation, or proceeding before or by any court, governmental authority, or arbitrator pending or threatened against or affecting Borrower or any Subsidiary, that would, if adversely determined, have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary or the ability of Borrower to pay and perform the Obligations. There are no outstanding judgments against Borrower or any Subsidiary.

         Section 6.6 Rights in Properties; Liens. Borrower and each Subsidiary have good and indefeasible title to or valid leasehold interests in their respective properties and assets, real and personal, including the properties, assets, and leasehold interests reflected in the financial statements described in SECTION 6.2, and none of the properties, assets, or leasehold interests of Borrower or any Subsidiary is subject to any Lien, except as permitted by SECTION 8.2.

         Section 6.7 Enforceability. This Agreement constitutes, and the other Loan Documents to which Borrower is party, when delivered, shall constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

         Section 6.8 Approvals. No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is or will be necessary for the execution, delivery, or performance by Borrower of this Agreement and the other Loan Documents to which Borrower is or may become a party or the validity or enforceability thereof.

         Section 6.9 Debt. Borrower and its Subsidiaries have no Debt, except as permitted by SECTION 8.1.

         Section 6.10 Taxes. Borrower and each Subsidiary have filed all tax returns (federal, state, and local) required to be filed, including all income, franchise, employment, property, and sales taxes, and have paid all of their respective liabilities for taxes, assessments, governmental





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
charges, and other levies that are due and payable, and Borrower knows of no pending investigation of Borrower or any Subsidiary by any taxing authority or of any pending but unassessed tax liability of Borrower or any Subsidiary.

         Section 6.11 Use of Proceeds; Margin Securities. Neither Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U, or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

         Section 6.12 ERISA. Borrower and each Subsidiary have complied with all applicable minimum funding requirements and all other applicable and material requirements of ERISA and there are no existing conditions that would give rise to liability thereunder. No Reportable Event has occurred in connection with any Plan that might constitute grounds for the termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan.

         Section 6.13 Disclosure. No statement, information, report, representation or warranty made by Borrower in this Agreement or in any other Loan Document or furnished to the Agent or any Lender in connection with this Agreement or any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower which has a material adverse effect, or which might in the future have a material adverse effect, on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary that has not been disclosed in writing to the Agent and the Lenders.

         Section 6.14 Subsidiaries. Borrower has no Subsidiaries other than those listed on SCHEDULE 3 hereto, and SCHEDULE 3 sets forth the jurisdiction of incorporation of each Subsidiary and the percentage of Borrower's ownership of the outstanding voting stock of each Subsidiary. All of the outstanding capital stock of each Subsidiary has been validly issued, is fully paid, and is nonassessable.

         Section 6.15 Compliance with Laws and Agreements. Neither Borrower nor any Subsidiary is in violation in any material respect of any law, rule, regulation, order, or decree of any court, governmental authority, or arbitrator. Neither Borrower nor any Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any agreement or instrument material to its business to which it is a party.

         Section 6.16     Environmental Matters.

                 (a) Borrower, each Subsidiary, and all of their respective properties, assets, and operations are in full compliance with all Environmental Laws. Borrower is not aware of, nor has Borrower received notice of, any past, present, or future conditions, events,





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
         activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of Borrower and the Subsidiaries with all Environmental Laws.

                 (b) Borrower and each Subsidiary have obtained all permits, licenses, and authorizations which are required under Environmental Laws.

                 (c) No Hazardous Substances exist on, about, or within or have been used, generated, stored, transported, disposed of on, or released from any of the properties or assets of Borrower or any Subsidiary. The use which Borrower and the Subsidiaries make and intend to make of their respective properties and assets will not result in the use, generation, storage, transportation, accumulation, disposal, or release of any Hazardous Substance on, in, or from any such properties or assets.

                 (d) There is no action, suit, proceeding, investigation, or inquiry before any court, administrative agency, or other governmental authority pending or, to the knowledge of Borrower, threatened against Borrower or any Subsidiary relating in any way to any Environmental Law. Neither Borrower nor any Subsidiary has (i) any liability for remedial action under any Environmental Law, (ii) received any request for information by any governmental authority with respect to the condition, use, or operation of any of its properties or assets, or (iii) received any notice from any governmental authority or other Person with respect to any violation of or liability under any Environmental Law.

                 (e) No Lien arising under any Environmental Law has attached to any of the properties or assets of Borrower or any of its Subsidiaries.

         Section 6.17 Current Locations. The principal place of business and chief executive office of the Borrower is located at the address for notices specified below the Borrower's name on the signature pages hereto.
SCHEDULE 1 attached hereto sets forth all the locations where any of the Obligated Parties maintain any books or records relating to any of the Collateral and all other locations where any of the Obligated Parties has a place of business. No Obligated Party does business in any location other than as set forth on SCHEDULE 1 and SCHEDULE 1 correctly identifies each address where any of the Obligated Parties' inventory or equipment are located.
SCHEDULE 1 correctly identifies the landlords or mortgagees (other than the Lenders), if any, of each location identified on SCHEDULE 1. SCHEDULE 1 sets forth the names and addresses of all Persons other than the Obligated Parties who have possession of any of the Obligated Parties' Collateral. None of the Collateral has been located in any location within the past four months other than as set forth on SCHEDULE 1.

         Section 6.18 Security Interest and Liens. The Security Agreement, the Durocraft Security Agreement and the Pledge Agreement create in favor of the Agent and the Lenders valid 'and enforceable Liens on the Collateral described therein which secure the payment and performance of the Obligations, including without limitation, all future Advances pursuant to this Agreement and the Notes and all extensions, renewals and other modifications thereof Upon the filing of Uniform Commercial Code Financing Statements naming Borrower or Durocraft, as





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
applicable, as debtor and the Agent as secured party in the applicable jurisdictions set forth in SCHEDULE 5 hereto, and delivery to Agent of the Collateral covered by the Pledge Agreement, and the release or assignment to Agent of the Liens described on SCHEDULE 6 hereto, the Liens created by the Loan Documents shall constitute perfected, first priority Liens upon the Collateral which shall be superior and prior to the rights of all third Persons now existing or hereafter arising.

         Section 6.19 Corporate Name. The exact corporate name of Borrower as it appears in its certificate of incorporation is set forth in the introduction to this Agreement, and Borrower has not done business in any location under any other name.

                                   ARTICLE 7

                               Positive Covenants

         Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, Borrower will perform and observe the following positive covenants, unless the Agent and each Lender shall otherwise consent in writing:

         Section 7.1      Reporting Requirements.  Borrower will furnish to
Agent:

                 (a) Annual Financial Statements. As soon as available, and in any event within ninety (90) days after the end of each fiscal year of Borrower, beginning with the fiscal year ending June 30, 1995,
         (i) a copy of the annual audit report of Borrower and the Subsidiaries for such fiscal year containing, on a consolidated basis, balance sheets, statements of income, and statements of cash flows as at the end of such fiscal year and for the twelve-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and audited and certified by independent certified public accountants of recognized standing acceptable to Agent, to the effect that such report has been prepared in accordance with GAAP; and (ii) a certificate of such independent certified public accountants to Agent (A) stating that to their knowledge no Event of Default and no Potential Default has occurred and is continuing, or if in their opinion an Event of Default or Potential Default has occurred and is continuing, a statement as to the nature thereof, and (B) confirming the calculations set forth in the Covenant Compliance Certificate delivered simultaneously therewith;

                 (b) Monthly Financial Statements. As soon as available, and in any event within thirty (30) days after the end of each month, a copy of an unaudited financial report of Borrower and the Subsidiaries as of the end of such month, and for the portion of the fiscal year then ended, containing, on a consolidated and consolidating basis, balance sheets, statements of income, and statements of cash flows, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail certified by the chief financial officer of Borrower to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
         the Subsidiaries, on a consolidated and consolidating basis, at the date and for the periods indicated therein;

                 (c) Covenant Compliance Certificate. Concurrently with the delivery of each of the financial statements referred to in SUBSECTIONS 7.1(A) and 7.1(B), a certificate of the chief executive officer or chief financial officer of Borrower (i) stating that to the best of such officer's knowledge, no Event of Default and no Potential Default has occurred and is continuing, or if an Event of Default or Potential Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto, and (ii) showing in reasonable detail the calculations demonstrating compliance with ARTICLE 9;

                 (d) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting Borrower or any Subsidiary which, if determined adversely to Borrower or such Subsidiary, could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or such Subsidiary;

                 (e) Notice of Default. As soon as possible and in any event within five (5) days after the occurrence of each Event of Default and Potential Default, a written notice setting forth the details of such Event of Default or Potential Default and the action which Borrower has taken and proposes to take with respect thereto;

                 (f) ERISA Reports. Promptly after the filing or receipt thereof, copies of all reports, including annual reports, and notices which Borrower or any Subsidiary files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible and in any event within five (5) days after Borrower or any Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or Borrower or any Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, a certificate of the chief financial officer of Borrower setting forth the details as to such Reportable Event or Prohibited Transaction or Plan termination and the action that Borrower proposes to take with respect thereto;

                 (g) Notice of Environmental Law Violation. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any violation of any Environmental Law that Borrower or any Subsidiary reports or is required to report to any governmental authority;

                 (h) Notice of Material Adverse Effect. As soon as possible and in any event within five (5) days after the occurrence thereof, written notice of any matter that could have a material adverse effect on the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary;





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                 (i) Borrowing Base Report and Accounts Receivable Aging Report. As soon as available, and in any event within thirty (30) days after the end of each calendar month, a Borrowing Base Report and an Accounts Receivable Aging Report, each certified by the chief executive officer or chief financial officer of Borrower;

                 (j) Proxy Statements, Etc. As soon as available, one copy of each financial statement, report, notice or proxy statement sent by Borrower or any Subsidiary to its stockholders generally and one copy of each regular, periodic or special report, registration statement, or prospectus filed by Borrower or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;

                 (k) Uninsured Liabilities. Promptly upon receipt of notice thereof, written notice of any actual or potential uninsured liabilities of Borrower or any Subsidiary in excess of One Hundred Thousand Dollars ($100,000.00); and

                 (l) General Information. Promptly, such other information concerning Borrower or any Subsidiary as Agent may from time to time reasonably request.

         Section 7.2 Maintenance of Existence; Conduct of Business. Borrower will preserve and maintain, and will cause each Subsidiary to preserve and maintain, its corporate existence and all of its leases, privileges, licenses, permits, franchises, qualifications and rights that are necessary or desirable in the ordinary conduct of its business, and conduct, and cause each Subsidiary to conduct, its business as presently conducted in an orderly and efficient manner in accordance with good business practices.

         Section 7.3 Maintenance of Properties. Borrower will maintain, keep, and preserve, and cause each Subsidiary to maintain, keep, and preserve, all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition.

         Section 7.4 Taxes and Claims. Borrower will pay or discharge, and will cause each Subsidiary to pay or discharge, at or before maturity or before becoming delinquent (a) all taxes, levies, assessments, and governmental charges imposed on it or its income or profits or any of its property, and (b) all lawful claims for labor, material, and supplies, which, if unpaid, might become a Lien upon any of its property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay or discharge any tax, levy, assessment, or governmental charge which is being contested in good faith by appropriate proceedings diligently pursued, and for which adequate reserves have been established.

         Section 7.5 Insurance. Borrower will maintain, and will cause each Subsidiary to maintain, with financially sound and reputable insurance companies worker's compensation insurance, liability insurance, and insurance on its property, assets, and business at least in such amounts and against such risks as are usually insured against by Persons engaged in similar businesses. Each insurance policy covering Collateral shall name Agent and the Lenders as loss





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
payee and provide that such policy will not be canceled without thirty (30) days prior written notice to Agent.

         Section 7.6 Inspection Rights. At any reasonable time and from time to time, Borrower will permit, and will cause each Subsidiary to permit, representatives of Agent to examine and make copies of the books and records of, and visit and inspect the properties of Borrower and any Subsidiary, and to discuss the business, operations, and financial condition of Borrower and the Subsidiaries with their respective officers and employees and with their independent certified public accountants.

         Section 7.7 Keeping Books and Records. Borrower will maintain, and will cause each Subsidiary to maintain, proper books of record and account in which full, true, and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities.

         Section 7.8 Compliance with Laws. Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations, and orders of any court, governmental authority, or arbitrator.

         Section 7.9 Compliance with Agreements. Borrower will comply, and will cause each Subsidiary to comply, in all material respects with all contracts, agreements, and instruments binding on it or affecting its properties or business.

         Section 7.10 Further Assurances. Borrower will execute and deliver, and will cause each Subsidiary to execute and deliver, such further instruments as may be requested by Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents and to preserve and perfect the Liens of the Agent and the Lenders in the Collateral.

         Section 7.11 ERISA. Borrower will comply, and will cause each Subsidiary to comply, with all minimum funding requirements, and all other material requirements, of ERISA, if applicable, so as not to give rise to any liability thereunder.

                                   ARTICLE 8

                               Negative Covenants

         Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, Borrower will perform and observe the following negative covenants, unless the Agent and each Lender shall otherwise consent in writing:

         Section 8.1 Debt. Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Debt, except:

                 (a)      Debt to the Agent and the Lenders;





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                 (b)      Existing Debt described on SCHEDULE 2 hereto; and

                 (c) Debt incurred to finance the purchase of property to be used in the ordinary course of Borrower's business in an aggregate amount during any one fiscal year not to exceed Four Hundred Thousand Dollars ($400,000.00) or, during the fiscal year commencing July 1, 1995, Nine Million Six Hundred Thousand Dollars ($9,600,000.00).

         Section 8.2 Limitation on Liens. Borrower will not incur, create, assume, or permit to exist, and will not permit any Subsidiary to incur, create, assume, or permit to exist, any Lien upon any of its property, assets, or revenues, whether now owned or hereafter acquired, except:

                 (a)      Liens disclosed on SCHEDULE 4 hereto;

                 (b)      Liens in favor of the Agent and the Lenders;

                 (c) Encumbrances consisting of minor easements, zoning restrictions, or other restrictions on the use of real property that do not (individually or in the aggregate) materially affect the value of the assets encumbered thereby or materially impair the ability of Borrower or the Subsidiaries to use such assets in their respective businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

                 (d) Liens for taxes, assessments, or other governmental charges which are not delinquent or which are being contested in good faith and for which adequate reserves have been established;

                 (e) Liens of mechanics, materialmen, warehousemen, carriers or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business;

                 (f) Liens resulting from good faith deposits to secure payments of worker's compensation or other social security programs or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, or contracts (other than for payment of Debt) in the ordinary course of business- and

                 (g) Liens created to secure purchase money Debt permitted by SECTION 8.1(C) provided that such Liens do not extend to or cover any property of Borrower other than the property being acquired with the Debt permitted by SECTION 8.1(C).

         Section 8.3 Mergers, Acquisitions and Dissolutions. Without the prior written consent of the Agent and the Lenders, Borrower will not, and will not permit any Subsidiary to, become a party to a merger or consolidation, or purchase or otherwise acquire all or a substantial part of the assets of any Person or any shares or other evidence of beneficial ownership of any Person, or dissolve or liquidate.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         Section 8.4 Restricted Payments. Without the prior written consent of the Agent and the Lenders, Borrower will not declare or pay any dividends or make any other payment or distribution (in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock, or grant or issue any capital stock or any warrant, right, or option pertaining to its capital stock, or issue any security convertible into capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of Borrower or another Subsidiary; provided, however, that so long as no Potential Default or Event of Default exists, Borrower may pay quarterly dividends on its capital stock, in an amount not to exceed forty percent (40%) of Borrower's net profit before taxes, as determined on a quarterly basis in accordance with GAAP (as reflected in the monthly financial statements delivered by Borrower to Agent in accordance with SECTION 7.1(B) of this Agreement and as confirmed by the annual financial statements delivered by Borrower to Agent in accordance with SECTION 7.1(A) of this Agreement), unless the payment of any such dividend would create or result in the existence of an Event of Default or Potential Default.

         Section 8.5 Loans and Investments. Borrower will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, or permit any Subsidiary to purchase, any stock, bonds, notes, debentures, or other securities of any Person, except:

                 (a) readily marketable direct obligations of the United States of America;

                 (b) fully insured certificates of deposit of NationsBank with maturities of one year or less from the date of acquisition; and

                 (c) loans or advances to employees of Borrower in an aggregate amount not to exceed $25,000.

         Section 8.6 Transactions With Affiliates. Borrower will not enter into, and will not permit any Subsidiary to enter into, any transaction, including, without limitation, the purchase, sale; or exchange of property or the rendering of any service, with any Affiliate of Borrower or such Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of Borrower or such Subsidiary.

         Section 8.7 Disposition of Assets. Borrower will not sell, lease, assign, transfer, or otherwise dispose of any of its assets, or permit any Subsidiary to do so with any of its assets, except (a) dispositions of inventory in the ordinary course of business and (b) from the date of this Agreement until the Termination Date, dispositions of assets (other than inventory) in the ordinary course of business having an aggregate fair market value of $100,000 or less





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         Section 8.8 Prepayment of Debt. Borrower will not prepay, and will not permit any Subsidiary to prepay, any Debt, except the Obligations.

         Section 8.9 Nature of Business. Borrower will not, and will not permit any Subsidiary to, engage in any business other than the businesses in which they are engaged as of the date hereof.

         Section 8.10 Compliance with Environmental Laws. Borrower will not, and will not permit any of its Subsidiaries to, (a) use (or permit any tenant to use) any of their respective properties or assets for the handling, processing, storage, transportation, or disposal of any Hazardous Substance,
(b) generate any Hazardous Substance, (c) conduct any activity which is likely to cause a release or threatened release of any Hazardous Substance, or (d) otherwise conduct any activity or use any of their respective properties or assets in any manner that is likely to violate any Environmental Law.

         Section 8.11 Accounting. Borrower will not make, and will not permit any of its Subsidiaries to make, any change in accounting treatment or reporting practices, except as required by GAAP.

                                   ARTICLE 9

                              Financial Covenants

         Borrower covenants and agrees that, as long as the Obligations or any part thereof are outstanding or any Lender has any Commitment hereunder, Borrower will observe and perform the following financial covenants. unless the Agent and each Lender shall otherwise consent in writing:

         Section 9.1 Consolidated Tangible Net Worth. Borrower will at all times maintain Consolidated Tangible Net Worth in an amount not less than Eight Million Dollars ($8,000,000.00).

         Section 9.2 Fixed Charge Coverage Ratio. Borrower will at all times maintain a Fixed Charge Coverage Ratio of not less than 1.75 to 1.0.

         Section 9.3 Leverage Ratio. Borrower will at all times maintain a Leverage Ratio of not greater than 2.5 to 1.0.

         Section 9.4 Capital Expenditures. Borrower will not permit the aggregate capital expenditures of Borrower and the Subsidiaries to exceed Four Hundred Thousand Dollars ($400,000.00) during any fiscal year, or during the fiscal year commencing July 1, 1995, Nine Million Six Hundred Thousand Dollars ($9,600,000.00).





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                                   ARTICLE 10

                                    Default

         Section 10.1 Events of Default. Each of the following shall be deemed an "Event of Default":

                 (a) Borrower shall fail to pay when due the Obligations or any part thereof.

                 (b) Any representation, warranty, certification or statement made or deemed made by Borrower or any Obligated Party (or any of their respective officers) in any Loan Document or in any certificate, report, notice, or financial statement furnished at any time in connection with this Agreement shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

                 (c) Borrower or any Obligated Party shall fail to perform, observe, or comply with any covenant, agreement, or term contained in this Agreement or any other Loan Document.

                 (d) Borrower, any Subsidiary, or any Obligated Party shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

                 (e) An involuntary proceeding shall be commenced against Borrower, any Subsidiary, or any Obligated Party seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty (30) days.

                 (f) Borrower, any Subsidiary, or any Obligated Party shall fail to discharge within a period of thirty (30) days after the commencement thereof any attachment, sequestration, or similar proceeding or proceedings involving an aggregate amount in excess of Fifty Thousand Dollars ($50,000.00) against any of its assets or properties.

                 (g) Borrower, any Subsidiary, or any Obligated Party shall fail to satisfy and discharge promptly any judgment or judgments against it for the payment of money in an aggregate amount in excess of Fifty Thousand Dollars ($50,000.00).





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                 (h) Borrower, any Subsidiary, or any Obligated Party shall fail to pay when due any principal of or interest on any Debt (other than the Obligations), or the maturity of any such Debt shall have been accelerated, or any such Debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such Debt or any Person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

                 (i) This Agreement or any other Loan Document shall cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Borrower, any Subsidiary, any Obligated Party or any of their respective shareholders, or Borrower or any Obligated Party shall deny that it has any further liability or obligation under any of the Loan Documents, or any lien or security interest created by the Loan Documents shall for any reason cease to be a valid, first priority perfected security interest in and lien upon any of the Collateral purported to be covered thereby.

                 (j) Any of the following events shall occur or exist with respect to Borrower or any Subsidiary: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution by the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization, insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, have subjected or could in the reasonable opinion of Agent subject Borrower to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceed or could reasonably be expected to exceed Fifty Thousand Dollars ($50,000.00).

                 (k) The occurrence of a Change of Ownership or Change of Management.

                 (l) Borrower, any of its Subsidiaries, or any Obligated Party, or any of their properties, revenues, or assets, shall become subject to an order of forfeiture, seizure, or divestiture (whether under RICO or otherwise) and the same shall not have been discharged within thirty (30) days from the date of entry thereof.

         Section 10.2 Remedies Upon Default. If any Event of Default shall occur, the Lenders may without notice terminate their Commitments to make Advances and declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower; provided,





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
however, that upon the occurrence of an Event of Default under SECTION 10.1(D) or SECTION 10.1(E), the Commitments of Lenders to make Advances shall automatically terminate, and the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Borrower. If any Event of Default shall occur, the Agent and the Lenders may exercise all rights and remedies available to them in law or in equity, under the Loan Documents, or otherwise.

         Section 10.3 Performance by Agent and Lenders. If Borrower shall fail to perform any covenant, duty, or agreement contained in any of the Loan Documents, Agent and Lenders may perform or attempt to perform such covenant, duty, or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Agent, promptly pay any amount expended by the Agent and any Lender in such performance or attempted performance to Agent, together with interest thereon at the Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that neither the Agent nor any Lender shall have any liability or responsibility for the performance of any obligation of Borrower under this Agreement or any other Loan Document.

         Section 10.4 Setoff. Each Lender shall have the right to set off and apply against the Obligations in such manner as such Lender may determine, at any time and without notice to Borrower, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from such Lender to Borrower whether or not the Obligations are then due. As further security for the Obligations, Borrower hereby grants to each Lender a security interest in all money, instruments, and other property of Borrower now or hereafter held by such Lender, including, without limitation, property held in safekeeping. In addition to each Lender's right of setoff and as further security for the Obligations, Borrower hereby grants to each Lender a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Borrower now or hereafter on deposit with or held by any Lender and all other sums at any time credited by or owing from any Lender to Borrower. The rights and remedies of Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lenders may have.

                                   ARTICLE 11

                                   The Agent

         Section 11.1 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Neither the Agent nor any of its Affiliates, officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by any of them hereunder or otherwise in connection with this Agreement or any of the other Loan Documents except for its or their own gross negligence or willful misconduct. Without limiting the generality





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
of the preceding sentence, the Agent (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent,
(b) shall have no duties or responsibilities except those expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee or fiduciary for any Lender,
(c) shall not be required to initiate any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, (d) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, validity, effectiveness, enforceability or sufficiency of this Agreement or any other Loan Document, or any other document referred to or provided for herein or therein or for any failure by any Person to perform any of his or its obligations hereunder or thereunder, (e) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, and (f) shall incur no liability under or in respect of any Loan Document, by acting upon any notice, consent, certificate or other instrument or writing reasonably believed by it to be genuine and signed or sent by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Banks; provided, however, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or any other Loan Document or applicable law.

         Section 11.2 Rights of Agent as a Lender. With respect to its Commitment, the Advances made by it and the Note issued to it, NationsBank (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, and generally engage in any kind of banking, trust or other business with, the Borrower, the Guarantors or any of their Affiliates and any other Person who may do business with or own securities of the Borrower, the Guarantors, or any of their Affiliates, all as if it were not acting as the Agent and without any duty to account therefor to the Lenders.

         Section 11.3 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of an Event of Default or Potential Default unless the Agent has received notice from a Lender or the Borrower specifying such Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of an Event of Default or Potential Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to SECTION 11.1 take such action with respect to such Event of Default as shall be directed by the Required Lenders, provided that unless and until the Agent shall have





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall seem advisable and in the best interest of the Lenders.

         Section 11.4 INDEMNIFICATION. THE LENDERS HEREBY AGREE TO INDEMNIFY THE AGENT FROM AND HOLD THE AGENT HARMLESS AGAINST, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER AND THE GUARANTORS UNDER THIS AGREEMENT, RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE COMMITMENTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. WITHOUT LIMITATION OF THE FOREGOING, IT IS THE EXPRESS INTENTION OF THE LENDERS THAT THE AGENT SHALL BE INDEMNIFIED HEREUNDER FROM AND HELD HARMLESS AGAINST ALL OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING ATTORNEYS' FEES) AND DISBURSEMENTS OF ANY KIND OR NATURE DIRECTLY OR INDIRECTLY ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE AGENT (EXCEPT TO THE EXTENT THE SAME ARE CAUSED BY THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT). WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION 11.4, EACH LENDER AGREES TO REIMBURSE THE AGENT PROMPTLY UPON DEMAND FOR SUCH LENDER'S PRO RATA SHARE (CALCULATED ON THE BASIS OF ITS COMMITMENT) OF ANY AND ALL OUT-OF-POCKET EXPENSES (INCLUDING ATTORNEYS' FEES) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF OBLIGATIONS, RIGHTS, REMEDIES OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE AGENT IS NOT PROMPTLY REIMBURSED FOR SUCH EXPENSES BY THE BORROWER.

         Section 11.5 Independent Credit Decisions. Each Lender agrees that it has independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and the Guarantors, and its own decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or Guarantors of this Agreement or any other Loan Document, or to inspect the properties or books of the Borrower or Guarantors. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other financial information concerning the affairs, financial condition or business of the Borrower or Guarantors (or any of their Affiliates) which may come into the possession of the Agent or any of its Affiliates.

         Section 11.6 Several Commitments. The Commitments and other obligations of the Lenders under this Agreement are several. The default by any Lender in making an Advance in accordance with its Commitment shall not, in and of itself, relieve the other Lenders of their obligations under this Agreement (which obligations, however, shall continue to be subject to the conditions set forth in the Loan Documents). In the event of any default by any Lender in making any Advance, each nondefaulting Lender shall not be obligated to advance the amount which the defaulting Lender was required to advance hereunder. In no event shall any Lender be required to advance an amount or amounts which would in the aggregate exceed such Lender's Commitment. No Lender shall be responsible for any act or omission of any other Lender.

         Section 11.7 Successor Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint another Lender as successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the U.S. or any state thereof and having combined capital and surplus of at least $100,000,000. Upon the acceptance of its appointment as successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges, immunities and duties of the resigning Agent, and the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any Agent's resignation as Agent, the provisions of this
ARTICLE 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was the Agent.

                                   ARTICLE 12

                                 Miscellaneous

         Section 12.1 Expenses of Agent and Lenders. Borrower hereby agrees to pay Agent and Lenders on demand: (a) all costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation, and execution of this Agreement and the other Loan Documents executed in connection herewith, including, without limitation, the fees and expenses of Agent's and Lenders' legal counsel not to exceed $5,000.00 in the aggregate, plus all costs and expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation and execution of any and all amendments, modifications, renewals, extensions, and supplements





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
thereof and thereto, including, without limitation, the fees and expenses of Agent's and Lenders' legal counsel, (b) all costs and expenses incurred by Agent and Lenders in connection with the enforcement of this Agreement or any other Loan Document, including, without limitation, the fees and expenses of Agent and Lenders' legal counsel, and (c) all other costs and expenses incurred by Agent and Lenders in connection with this Agreement or any other Loan Document, including, without limitation, all costs, expenses, taxes, assessments, filing fees, and other charges levied by a governmental authority or otherwise payable in respect of this Agreement or any other Loan Document or in obtaining any audit or appraisal in respect of the Collateral.

         Section 12.2 Indemnification. Borrower hereby indemnities the Agent, each Lender and each Affiliate thereof and their respective officers, directors, employees, attorneys, and agents from, and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (a) the negotiation, execution, delivery, performance, administration, or enforcement of any of the Loan Documents, (b) any of the transactions contemplated by the Loan Documents, (c) any breach by Borrower of any representation, warranty, covenant, or other agreement contained in any of the Loan Documents, (d) the presence, release, threatened release, disposal, removal, or cleanup of any Hazardous Substance located on, about, within, or affecting any of the properties or assets of Borrower or any Subsidiary or (e) any investigation, litigation, or other proceeding, including, without limitation, any threatened investigation, litigation, or other proceeding relating to any of the foregoing. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR OF ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE PERSON TO BE INDEMNIFIED.

         Section 12.3 Limitation of Liability. Neither the Agent, any Lender nor any Affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent's or any Lender's Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents.

         Section 12.4 Lender Not Fiduciary. The relationship between Borrower, on the one hand, the Agent and/or Lenders on the other hand, is solely that of debtor and creditor, and neither the Agent nor any Lender has any fiduciary or other special relationship with Borrower,





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship among Borrower, the Agent and the Lenders to be other than that of debtor and creditor.

         Section 12.5 No Waiver; Cumulative Remedies. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement and the other Loan Documents are cumulative and not exclusive of any rights and remedies provided by law.

         Section 12.6     Successors and Assigns.

                 (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of his or its rights or obligations hereunder or under the other Loan Documents without the prior written consent of the Agent and the Lenders. Any Lender may sell participations to one or more banks or other institutions in all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Commitment and the Advances owing to it); provided, however, that (i) such Lender's obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower and the Guarantor (as applicable) for the performance of such obligations, (iii) such Lender shall remain the holder of its Note for all purposes of this Agreement, (iv) the Borrower and the Guarantors shall continue to deal solely and directly with such Lender in connection with such Lender's or the Borrower or such Guarantor's rights and obligations under this Agreement and the other Loan Documents, and (v) such Lender shall not sell a participation that conveys to the participant the right to vote or give or withhold consents under this Agreement or any other Loan Document, other than (if and to the extent that such Lender so agrees) the right to vote upon or consent to (A) any increase of such Lender's Commitment (other than an increase resulting from an assignment to or in favor of such Lender from another Lender in accordance with this Agreement), (B) any reduction of the principal amount of, or interest to be paid on, the Advances of such Lender, (C) any reduction of any fee or other amount payable to such Lender under any Loan Document if and to the extent that such reduction would decrease the fee or other amount payable to the participant, (D) any postponement of any date for the payment of any amount payable in respect of the Advances of such Lender, (E) any release of a material portion of the Collateral from the Liens created by the Security Documents and not otherwise expressly authorized by the Loan Documents, and (F) any release of the Borrower or any Guarantor from liability under the Loan Documents.

                 (b) The Borrower and each of the Lenders agree that any Lender (the "Assigning Lender") may at any time assign to one or more Eligible Assignees all, or a





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
         proportionate part of all, of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, its Commitment and Advances) (each an "Assignee"); provided, however, that (i) each such assignment shall be of constant (as opposed to varying) percentage of the Assigning Lender's rights and obligations under this Agreement and the other Loan Documents, (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement and the other Loan Documents, the amount of the Commitment and Advances of the Assigning Lender being assigned pursuant to each assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $1,000,000, and (iii) the parties to each such assignment shall execute and deliver to the Agent for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with the Note subject to such assignment, and a processing and recordation fee of $2,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the execution thereof, or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Agent, (A) the Assignee thereunder shall be a party hereto as a "Lender" and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the Loan Documents, and (B) the Assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of a Lender's rights and obligations under the Loan Documents, such Lender shall cease to be a party thereto).

                 (c) By executing and delivering an Assignment and Acceptance, the Assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value thereof or any other instrument or document furnished pursuant thereto; (ii) such Assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition or performance of the Borrower or any Guarantor or the performance or observance by Borrower or any Guarantor of his or its obligations under the Loan Documents, (iii) such Assignee confirms that it has received a copy of the other Loan Documents, together with copies of the financial statements referred to in Section 6.2 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent or such Assigning Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such Assignee confirms that it is an Eligible Assignee;
         (vi) such Assignee appoints and





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
         authorizes the Agent to take such action as agent on its behalf and exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vii) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         The Agent shall maintain at its office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender and the Commitment of, and principal amount of the Advances owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Guarantors, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes under the Loan Documents. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                 (d) Upon its receipt of an Assignment and Acceptance executed by an Assigning Lender and Assignee representing that it is an Eligible Assignee, together with the Note subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT "K" hereto,
         (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register, and (iii) give prompt written notice thereof to the Borrower. Within five Business Days after its receipt of such notice the Borrower, at its expense, shall execute and deliver to the Agent in exchange for each surrendered Note, a new Note payable to the order of such Eligible Assignee in an amount equal to the portion of such Note assigned to it and, if the Assigning Lender has retained any Commitment, a new Note evidencing each such Commitment payable to the order of the Assigning Lender in the amount of such Commitment retained by it (each such promissory note shall constitute a "Note" for purposes of the Loan Documents). Such new Notes shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of EXHIBIT A hereto.

                 (e) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this
         SECTION 12.6, disclose to the Assignee or participant or proposed Assignee or participant any information relating to the Borrower, any Guarantor or any of his or its Affiliates furnished to such Lender by or on behalf of such Person.

                 (f) Any Lender may assign and pledge the Note held by it to any Federal Reserve Bank or the U.S. Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or Federal Reserve Bank; provided, that, any payment made by the Borrower for the benefit of such assigning and/or pledging Lender in accordance with the terms of the Loan Documents shall satisfy the Borrower's obligations under the Loan Documents in respect thereof to the extent of such payment. No such





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
         assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

         Section 12.7 Survival. All representations and warranties made in this Agreement or any other Loan Document or in any documentation, statement, or certificate furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them. Without prejudice to the survival of any other obligation of Borrower hereunder, the obligations of Borrower under ARTICLE 4 and SECTIONS
12.1 and 12.2 shall survive repayment of the Notes and termination of the Commitments.

         SECTION 12.8 ENTIRE AGREEMENT; AMENDMENT AND RESTATEMENT AMENDMENT. THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. Without limiting the generality of the foregoing, this Agreement and the other Loan Documents amend and restated in their entirety the documentation executed in connection with the Prior Credit Agreement. No amendment or waiver of any provision of this Agreement, the Notes or any other Loan Document to which the Borrower or any Guarantor is a party, nor any consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be agreed or consented to by the Required Lenders and the Borrower or such Guarantor (as applicable) in writing, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders and the Borrower, do any of the following: (a) increase the Commitments of the Lenders or subject the lenders to any additional obligations; (b) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder; (c) postpone any date fixed for any payment (including, without limitation, any mandatory prepayment) of principal of, or interest on, the Notes or any fees or other amounts payable hereunder; (d) waive any of the conditions precedent specified in ARTICLE 5;
(e) change any Commitment or the aggregate unpaid principal amount of any Note or the number of Lenders which shall be required for the Lenders or any of them to take any action under this Agreement or any other Loan Document; (f) modify the definition of "Required Lenders" contained in SECTION 1.1; (g) except as expressly authorized by this Agreement, release any Collateral from any of the Liens created by any of the Loan Documents; or (h) waive any Event of Default or amend any covenant contained herein.

         Section 12.9 Maximum Interest Rate. No provision of this Agreement or of any other Loan Document shall require the payment or the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement
be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this SECTION 12.9 shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Agent or any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the indebtedness evidenced by the Notes; and, if the principal of the Notes have been paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower, Agent and Lenders shall, to the extent permitted by applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the indebtedness evidenced by the Notes so that interest for the entire term does not exceed the Maximum Rate.

         Section 12.10 Notices. All notices and other communications provided for in this Agreement and the other Loan Documents to which Borrower is a party shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this SECTION
12.10. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid; provided, however, notices to Agent pursuant to
ARTICLE 2 and SECTION 3.5 shall not be effective until received by Agent.

         Section 12.11 Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against Borrower under or in connection with any of the Loan Documents may be brought in any state or federal court in Dallas County, Texas. Borrower hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and
(b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in any such court or that any such court is an inconvenient forum. Borrower agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of SECTION 12.10. Nothing herein or in any of the other Loan Documents shall affect the right of the Agent and the Lenders to serve process in any other manner permitted by law or shall limit the right of the Agent and the Lenders to bring any action or proceeding against Borrower or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Borrower against the Agent or any Lender shall be brought only in a court located in Dallas County, Texas.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

         Section 12.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 12.13 Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be invalid or illegal.

         Section 12.14 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 12.15 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes, Article 5069-15) are specifically declared by the parties hereto not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

         Section 12.16 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE AGENT AND THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         Section 12.17 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         i. Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                 ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         ii. Reservation of Rights. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE AGENT OR ANY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S. C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE AGENT AND THE LENDERS (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT AND THE LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        BORROWER:

                                        CRAFTMADE INTERNATIONAL, INC.,
                                        a Delaware corporation


                                        By: _________________________________
                                        Name: James R. Ridings
                                        Title: Chief Executive Officer

                                        Address for Notices:
                                        2700 112th Street
                                        Grand Prairie, Texas 75050

                                        Fax No.: (214) 647-4872
                                        Telephone No.: (214) 647-8099

                                        Attention:       Kenneth M. Cancienne
                                                         Chief Financial Officer


                                        AGENT:

                                        NATIONSBANK OF TEXAS, N.A.


                                        By: _________________________________
                                        Name: Andrew N. McLean
                                        Title: Vice President

                                        Address for Notices:
                                        901 Main Street, 7th Floor
                                        P.O. Box 831000
                                        Dallas, Texas 75283-1000

                                        Fax No.: (214) 508-0388
                                        Telephone No.: (214) 508-0361

                                        Attention:       Andrew N. McLean
                                                         Vice President





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                                        LENDER:

Commitment:                             NATIONSBANK OF TEXAS, N.A.
$6,000,000.00

                                        By: __________________________________
                                        Name: Andrew N. McLean
                                        Title: Vice President

                                        Address for Notices:

                                        901 Main Street, 7th Floor
                                        P.O. Box 831000
                                        Dallas, Texas 75283-1000

                                        Fax No.: (214) 508-0388
                                        Telephone No.: (214) 508-0361

                                        Attention:      Andrew N. McLean
                                                        Vice President


Commitment:                             OVERTON BANK AND TRUST
$6,000,000.00

                                        By: __________________________________
                                        Name: Dale Griggs
                                        Title: Executive Vice President

                                        Address for Notices:

                                        4200 South Hulen
                                        Fort Worth, Texas 76109

                                        Fax No.: (817) 731-9123
                                        Telephone No.:  (817) 731-0101

                                        Attention:      Dale Griggs
                                                        Executive Vice President





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                            CONFIRMATION OF GUARANTY

          Durocraft hereby represents, warrants, covenants and agrees to and with the Agent and the Lenders that (1) Durocraft is aware of this Agreement and the transactions contemplated herein (this Agreement and such transactions being hereinafter collectively called the "Modification"), (2) Durocraft consents to the Modification, (3) notwithstanding the Modification, the Durocraft Guaranty shall be and remain a continuing, absolute, unconditional and irrevocable guaranty of payment and performance of the Guaranteed Indebtedness, as defined in the Durocraft Guaranty, binding and enforceable in accordance with the terms of such guaranty, and such guaranty shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations guaranteed shall include the Obligations as defined herein in addition to any other amounts included in the Guaranteed Indebtedness, and (4) there are no claims, defenses, counterclaims or offsets to the liability of Durocraft under the Durocraft Guaranty.

          EXECUTED on November ___, 1995, to be effective as of November 14,
1995


                                        DUROCRAFT INTERNATIONAL, INC.,
                                        a Texas corporation


                                        By: __________________________________
                                            James R. Ridings,
                                            Chief Executive Officer





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                            CONFIRMATION OF GUARANTY

          C/D/R hereby represents, warrants, covenants and agrees to and with the Agent and the Lenders that (1) C/D/R is aware of this Agreement and the transactions contemplated herein (this Agreement and such transactions being hereinafter collectively called the "Modification"), (2) C/D/R consents to the Modification, (3) notwithstanding the Modification, the C/D/R Guaranty shall be and remain a continuing, absolute, unconditional and irrevocable guaranty of payment and performance of the Guaranteed Indebtedness, as defined in the C/D/R Guaranty, binding and enforceable in accordance with the terms of such guaranty, and such guaranty shall not be deemed to have been terminated, impaired, modified or otherwise affected by the Modification, except that the obligations guaranteed shall include the Obligations as defined herein in addition to any other amounts included in the Guaranteed Indebtedness, and (4) there are no claims, defenses, counterclaims or offsets to the liability of C/D/R under the C/D/R Guaranty.

          EXECUTED on November ___, 1995, to be effective as of November 14, 1995.

                                        C/D/R INCORPORATED
                                        a Delaware corporation


                                        By: _________________________________
                                        Name: _______________________________
                                        Title: ______________________________





                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                                  EXHIBIT "A"

                                      Note




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                                PROMISSORY NOTE


$______________                  Dallas, Texas                 November 14, 1995


         FOR VALUE RECEIVED, the undersigned, CRAFTMADE INTERNATIONAL, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of ________________, a _________________ ("Payee"), at the offices of the Agent at
901 Main Street, Dallas, Dallas County, Texas 75283, in lawful money of the United States of America, the principal sum of ________________________ Dollars ($______________), or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance as hereinafter described.

         This Note is one of the Notes provided for in that certain Second Amended and Restated Credit Agreement of even date herewith among Maker, NationsBank of Texas, N.A., as Agent, and the Lenders which are parties thereto (as the same may be amended or otherwise modified, herein referred to as the "Agreement"). Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Agreement. Reference is hereby made to the Agreement for provisions affecting this Note, including, without limitation, provisions regarding the Maker's rights to borrow, repay and reborrow hereunder, the limitation of interest charged hereunder, the Collateral securing this Note, Potential Defaults and Events of Default and Payee's rights arising as a result of the occurrence thereof.

         Subject to the terms of the Agreement, the outstanding principal balance hereunder shall bear interest prior to maturity at a varying rate per annum which shall from day to day be equal to the lesser of (a) the Maximum Rate or (b) the Applicable Rate, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Applicable Rate or the Maximum Rate, as the case may be; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest rate hereon to be limited to the Maximum Rate, then any subsequent reduction in the Applicable Rate shall not reduce the rate of interest hereon below the Maximum Rate until such time as the aggregate amount of interest accrued hereon equals the aggregate amount of interest which would have accrued hereon if the interest rate specified in clause (b) preceding had at all times been in effect. All outstanding principal advanced under this Note shall be due and payable on the Termination Date. Accrued and unpaid interest on this Note shall be due and payable on the last Business Day of each month, commencing November 30, 1995, and on the Termination Date. All past due principal and interest shall bear interest at the Default Rate.

         Interest on the indebtedness evidenced by this Note shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be.





PROMISSORY NOTE - Page 1

         If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses and fees incurred by the holder, including reasonable attorneys' fees.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Note is performable in Dallas County, Texas.

         Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

         Maker hereby authorizes the holder hereof to record in its records all advances made to Maker hereunder and all payments made on account of the principal thereof, which records shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any such records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Note.

         This Note is executed in renewal, extension, and increase of, but not in novation, discharge, or satisfaction of the indebtedness evidenced by, that certain Promissory Note dated November 15, 1994, in the original principal amount of $10,000,000 made by the Maker payable to the order of NationsBank of Texas, N.A. (the "Prior Note"). This Note, and the other Notes executed concurrently herewith pursuant to the Agreement, evidence the indebtedness outstanding on the date hereof under the Prior Note.





PROMISSORY NOTE - Page 2

         THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF MAKER AND PAYEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

                                        CRAFTMADE INTERNATIONAL, INC.


                                        By: __________________________________
                                            Name: James R. Ridings
                                            Title: Chief Executive Officer





PROMISSORY NOTE - Page 3

                                  EXHIBIT "B"

                              Advance Request Form




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                              ADVANCE REQUEST FORM




TO:      NationsBank of Texas, N.A., as Agent
         Attention:       Andrew N. McLean
                          Vice President
         901 Main Street, 7th Floor
         Dallas, Texas  75283-1000

Gentlemen:

         The undersigned is an officer of Craftmade International, Inc. (the "Borrower") and is authorized to make and deliver this certificate pursuant to that certain Second Amended and Restated Credit Agreement dated as of November 14, 1995, among Borrower, NationsBank of Texas, N.A., as Agent, and the Lenders which are parties thereto (the "Credit Agreement"). All capitalized terms defined in the Credit Agreement shall have the same meanings herein. In accordance with the Agreement, Borrower hereby requests that Lenders make an Advance in the amount set forth in item (e) below.

         In connection with the foregoing and pursuant to the terms and provisions of the Credit Agreement, the undersigned hereby certifies that the following statements are true and correct:

              (i) The representations and warranties contained in Article 6 of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

             (ii) No Event of Default or Potential Default has occurred and is continuing.

            (iii) There has been no material adverse change in the business, condition (financial or otherwise), operations, prospects, or properties of Borrower or any Subsidiary.

             (iv) Borrower has not, and will not after giving effect to the credit extended pursuant to this request, exceed the credit limits set forth in the Credit Agreement.

              (v) All information supplied below is true, correct, and complete as of the date hereof.

                          ADVANCE REQUEST INFORMATION

                                   (i)    Commitments . . . . . .       $_______

                                   (ii)   Borrowing Base (as reflected





ADVANCE REQUEST FORM - Page 2
                 on most recent Borrowing Base Report)  . . . . . .     $_______

                                   (iii)  Aggregate outstanding amount of
                                          Advances  . . . . . . . .     $_______

                                   (iv)   Net availability

                 (i)      (Lesser of Commitments or
                          Borrowing Base) minus line (c)  . . . .       $_______

                 (ii)     Outstanding Advances supported by
                          Eligible Inventory (not to exceed
                          50% of line (c))  . . . . . . . . . . .       $_______

                                        (v)  Amount of requested Advance (not
                 to exceed line (d)(i) in aggregate)

       Advance Type             Interest Period (if Eurodollar Advance)     Amount of
(Prime Rate or Eurodollar)            (30, 60, 90 or 180 days)               Advance
--------------------------        ---------------------------------         ---------
1. _____________                  ___________________________               $________
2. _____________                  ___________________________               $________
3. _____________                  ___________________________               $________

                                        (vi)  . . .  Date of requested Advance
                                              . . . . . .    _________, 19__


                                        BORROWER:

                                        CRAFTMADE INTERNATIONAL, INC.


                                        By: ___________________________________
                                            Name:  James R. Ridings
                                            Title: Chief Executive Officer

Dated as of:     _________________
                 [insert date of
                 requested Advance]





ADVANCE REQUEST FORM - Page 3

                                  EXHIBIT "C"

                             Borrowing Base Report




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                             BORROWING BASE REPORT


TO:      NationsBank of Texas, N.A.
         Attention:       Andrew N. McLean
                          Vice President
         901 Main Street, 7th Floor
         Dallas, Texas 75283-1000


Gentlemen:

         This Borrowing Base Report ("Report") for the month ending _____________, 19__ is executed and delivered by Craftmade International, Inc. ("Borrower") to NationsBank of Texas, N.A., as Agent (the "Agent"), pursuant to that certain Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November 14, 1995, among Borrower, the Agent and the Lenders which are parties thereto. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.

     Borrower represents and warrants to the Agent and the Lenders that all information contained herein is true, correct, and complete, and that the total Eligible Accounts and Eligible Inventory referred to below represent the Eligible Accounts and Eligible Inventory that qualify for purposes of determining the Borrowing Base under the Credit Agreement. Borrower further represents and warrants to the Agent and the Lenders that attached hereto as Exhibit "A" is an Accounts Receivable Aging Report dated as of the date hereof.

                          i.               Eligible Accounts

                                        (i)              Gross Accounts $_______

                                        (ii)     . . .   Less:

                          (i)     Accounts over 60
                                  days past due . . . . .               $_______
                          (ii)    Affiliate Accounts  . .               $_______
                          (iii)   Accounts subject to setoff
                                  or dispute  . . . . . .               $_______
                          (iv)    Other ineligibles . . .               $_______
                          (v)     Total Ineligible Accounts
                                      (sum of lines (i)-(iv))           $_______

                                        (iii)    . . .   Total Eligible
                          Accounts (line (a) minus line (b)(v))  .
                          $_______         x 80% =  $_______





BORROWING BASE REPORT - Page 1

                 ii.              Eligible Inventory

                                   (i)      . . .   Gross finished inventory
                          (at lesser of cost or market) .               $_______

                                   (ii)             Gross unassembled lamp parts
                          (at lesser of cost or market) .               $_______

                                   (iii)    . . .   Total Gross Inventory
                          (sum of (a) + (b))  . . . . . .               $_______

                                   (iv)     . . .   Less:  Ineligibles  $_______

                                   (v)      . . .   Total Eligible Inventory
                          (line (c) minus line (d)). . $_______ x 50% = $_______

                 iii.             Total Borrowing Base

                 (line 1(c) plus line 2(e)  . . . . . . . . . . . . .   $_______

                 iv.              Outstanding principal amount
                 of Advances        . . . . . . . . . . . . . . . . .   $_______

                 v.               Net Availability

                                  (i)      . . .   (Lesser of Commitments [minus
                          outstanding face amount of Letters of Credit] or
                          Borrowing Base (line 3)) minus line 4 . .     $_______

                              (ii)     . . .   Outstanding Advances supported by
                          Eligible Inventory (not to exceed
                          50% of line 4)  . . . . . . . . . . . . .     $_______

                              (iii)    . . .   Amount by which line 5(b) exceeds
                          50% of line 4 . . . . . . . . . . . . . .     $_______

         If the number listed on line 5(a) is a negative number or if any amount is listed on line 5(c), Borrower will promptly repay such amount plus accrued interest thereon to the Agent, for the ratable benefit of the Lenders, in accordance with the Credit Agreement.

         Borrower further represents and warrants to the Agent and the Lenders that the representations and warranties contained in Article 6 of the Credit Agreement and in each of the other Loan Documents are true and correct on and as of the date of this Report as if made on and as of the date hereof, and that no Event of Default or Potential Default has occurred and is continuing.





BORROWING BASE REPORT - Page 2

         Date:_________________

                                        BORROWER:

                                        CRAFTMADE INTERNATIONAL, INC.


                                        By: __________________________________
                                            Name:  James R. Ridings
                                            Title: Chief Executive Officer





BORROWING BASE REPORT - Page 3

                                  EXHIBIT "A"
                                       TO
                             BORROWING BASE REPORT


                        Accounts Receivable Aging Report





EXHIBIT "A", Accounts Receivable Aging Report

                                  EXHIBIT "D"

                               Security Agreement




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                    AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") dated as of November 14, 1995, is by and between CRAFTMADE INTERNATIONAL, INC., a Delaware corporation (the "Debtor") and NATIONSBANK OF TEXAS, N.A., a national banking association, as Agent for the Lenders (as defined below) (in such capacity, the "Secured Party").

                                   RECITALS:

         A. NationsBank of Texas, N.A. ("NationsBank") has previously made a loan to Debtor in the maximum principal amount of $6,000,000.00, pursuant to a certain Credit Agreement (the "Original Credit Agreement") between Debtor and Lender, dated January 11, 1993.

         B. In conjunction with the execution of the Original Credit Agreement, Debtor and NationsBank entered into that certain Security Agreement dated as of January 11, 1993 (the "Original Security Agreement"), pursuant to which the Debtor granted liens on certain of its assets as security for its obligations under the Original Credit Agreement.

         C. The Original Credit Agreement was amended and restated as provided in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, by and between Debtor and NationsBank (the "First Restated Agreement").

         D. The First Restated Agreement was amended as provided in that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, by and between the Debtor and NationsBank (the "First Amendment").

         E. The First Restated Agreement was further amended as provided in that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, by and between the Debtor and NationsBank (the "Second Amendment").

         F. The First Restated Agreement was further amended as provided in that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, by and between the Debtor and NationsBank (the "Third Amendment").

         G. The First Restated Agreement was further amended as provided in that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 15, 1994, by and between the Debtor and NationsBank (the "Fourth Amendment"; the First Restated Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is referred to hereinafter as the "Prior Credit Agreement").

         H. Concurrently herewith, the Borrower, the Secured Party and the lenders which are parties thereto (the "Lenders") are amending and restating the Prior Credit Agreement as set out





AMENDED AND RESTATED SECURITY AGREEMENT - Page 1 in that certain Second Amended and Restated Credit Agreement dated as of November 14, 1995 (the "Credit Agreement"), including without limitation, to provide for a loan in the maximum principal amount of $12,000,000.

         I. The Secured Party and the Lenders have required the Debtor to execute and deliver this Agreement in amendment and restatement of the Original Security Agreement as a condition to their execution of the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement. Terms used herein which are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein or in the Credit Agreement, shall have the meanings set forth in the Uniform Commercial Code as adopted by the State of Texas.

                                   ARTICLE 2

                               Security Interest

         Section 2.1 Security Interest. Subject to the terms of this Agreement and to secure the Obligations, Debtor hereby grants to Secured Party, for the ratable benefit of the Lenders, a security interest in any and all of Debtor's right, title and interest in and to all accounts, equipment, inventory, chattel paper, documents, instruments, and general intangibles of Debtor, whether now owned or hereafter acquired and wherever arising or located, and all accessions and attachments thereto and all products and proceeds thereof, including, without limitation, all patents, patent applications, trademarks, trademark applications, trade names, trade name applications and other intellectual property rights (all of the foregoing property hereinafter sometimes referred to as the "Collateral").

                                   ARTICLE 3

                         Representations and Warranties

         To induce Secured Party and the Lenders to enter into this Agreement and the Credit Agreement, Debtor represents and warrants to Secured Party and the Lenders that:





AMENDED AND RESTATED SECURITY AGREEMENT - Page 2

         Section 3.1 Accounts. Unless Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an account, Debtor shall be deemed to have represented and warranted to Secured Party and the Lenders as to each and all of its accounts that (a) each account is genuine and in all respects what it purports to be,
(b) each account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by Debtor or the sale or lease of goods by Debtor, (c) the amount of each account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinapy course of business, and (d) no account is subject to any offset, counterclaim, or other defense.

         Section 3.2 Delivery of Collateral. Except as otherwise contemplated by Section 4.5 hereof, all of Debtor's existing instruments, documents and chattel paper pledged pursuant hereto have been delivered to Secured Party.

                                   ARTICLE 4

                                   Covenants

         Debtor covenants and agrees with Secured Party and the Lenders that until the Obligations are paid and performed in full and as long as any Lender has any Commitment under the Credit Agreement, Debtor shall observe and perform the following covenants:

         Section 4.1  Modification of Collateral.  Except as contemplated by
Section 4.6, Debtor shall not impair the rights of Secured Party and the Lenders in the Collateral and without the prior written consent of Secured Party, Debtor shall not grant any extension of time for any payment with respect to the Collateral, or compromise, compound, or settle any of the Collateral, or release in whole or in part any person or entity liable for payment with respect to the Collateral, or allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business, or release any lien, security interest, or assignment securing the Collateral, or otherwise amend or modify any of the Collateral.

         Section 4.2 Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as adopted by the State of Texas).

         Section 4.3 Corporate Changes. Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement not seriously misleading. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and





AMENDED AND RESTATED SECURITY AGREEMENT - Page 3 records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.4 Location of Collateral. Debtor shall not move any of its equipment or inventory from the locations specified for Debtor on Schedule 1 of the Credit Agreement without the prior written consent of Secured Party. Notwithstanding the foregoing, in the ordinary course of business Debtor may move inventory from any location identified for Debtor on Schedule 1 to the Credit Agreement to any other location identified for Debtor on Schedule 1 to the Credit Agreement. Debtor shall not establish any place of business in any location other than the locations listed for Debtor on Schedule 1 of the Credit Agreement. Debtor shall not permit any Persons other than Secured Party to have possession of Collateral unless Debtor shall have obtained Secured Party's prior written consent.

         Section 4.5 Delivery of Collateral. Upon receipt, Debtor shall deliver to Secured Party, properly endorsed to Secured Party, if applicable, all of its instruments, documents, and chattel paper pledged pursuant hereto; provided that so long as no Event of Default or Potential Default shall have occurred and shall be continuing, Debtor may retain for collection in the ordinary course of business any instrument received by it in the ordinary course of business and any documents received and further negotiated in the ordinary course of business. After the occurrence and during the continuance of an Event of Default or Potential Default and if Secured Party so requests, Debtor shall deliver to Secured Party the instruments retained for collection in the ordinary course of its business and the documents retained in the ordinary course of its business. Subject to the limitations imposed by the Credit Agreement on the disposition of assets and except as otherwise disclosed in reports required by the Credit Agreement, Debtor shall promptly inform Secured Party of any material additions to or material deletions from the Collateral pledged by Debtor and shall not permit any items of property pledged pursuant hereto to become a fixture to real property or an accession to other personal property (except such personal property covered hereby or personal property otherwise subject to a perfected security interest in favor of Secured Party).

         Section 4.6 Collection of Accounts. Debtor shall collect from its account debtors, as and when due, any and all amounts owing under or on account of each account (including without limitation accounts which are delinquent, such accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such account, except that, unless an Event of Default or Potential Default has occurred and is continuing, Debtor may allow in the ordinary course of business as adjustments to amounts owing under its accounts (a) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which Debtor finds appropriate in accordance with sound business judgment and (b) a refund or a credit due as a result of a return of or damage to merchandise, or in accordance with Debtor's ordinary course of business consistent with its historical collection practices.





AMENDED AND RESTATED SECURITY AGREEMENT - Page 4

                                   ARTICLE 5

                            Rights of Secured Party

         Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following, without notice to or the consent of Debtor:

                 a. to demand, sue for, collect, or receive in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

                 b. to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                 c. to send requests for verification to account debtors and other obligors;

                 d. (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (x) to insure, and to





AMENDED AND RESTATED SECURITY AGREEMENT - Page 5 make, settle, compromise, or adjust claims under any insurance policy covering, any of the Collateral; and (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.

         Section 5.2 Performance by Secured Party. If Debtor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the Default Rate, shall be payable by Debtor to Secured Party on demand and shall constitute obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

         Section 5.3 Assignment by Secured Party. Subject to the provisions of Section 12.6 of the Credit Agreement, Secured Party and the Lenders may from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party and the Lenders under this Agreement in relation thereto.

                                   ARTICLE 6

                                    Default

         Section 6.1 Rights and Remedies. Upon the occurrence of an Event of Default, Secured Party shall have the following rights and remedies and may do any one or more of the following:

                 a. In addition to all other rights and remedies granted to Secured Party in this Agreement and under the Loan Documents, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (i) without demand or notice





AMENDED AND RESTATED SECURITY AGREEMENT - Page 6 to Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (ii) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party.
Debtor agrees that Secured Party shall not be obligated to give more than ten
(10) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations in full. Debtor waives all rights of marshalling in respect of the Collateral.

                 b. Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                 c. Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.

                                   ARTICLE 7

                                 Miscellaneous

         Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of Secured Party or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law or under the Loan Documents.

         Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor, Secured Party and the Lenders and their respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party. Any assignment in violation of this Section 7.2 shall be void.





AMENDED AND RESTATED SECURITY AGREEMENT - Page 7

         Section 7.3 Amendment and Restatement; Entire Agreement; Amendment. This Agreement amends and restates in its entirety the Original Security Agreement (but does not extinguish the security interests created thereby) and embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof (including, without limitation, the Original Security Agreement) and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. Debtor hereby acknowledges and agrees that the security interests in the Collateral created under the Original Security Agreement are not extinguished but are extended and continued by this Agreement without change to the priority thereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the terms of the Credit Agreement.

         Section 7.5 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas.

         Section 7.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 7.8 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.10 Obligations Absolute. Until the Obligations are paid in full and the obligation of Secured Party and the Lenders under the Credit Agreement have been terminated, the obligations of Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of any Loan





AMENDED AND RESTATED SECURITY AGREEMENT - Page 8

Documents (other than this Agreement), the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, any other Loan Document, or the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        DEBTOR:

                                        CRAFTMADE INTERNATIONAL, INC.


                                        By: __________________________________
                                            Name: James R. Ridings
                                            Title: Chief Executive Officer

                                        SECURED PARTY:

                                        NATIONSBANK OF TEXAS, N.A., as Agent


                                        By: __________________________________
                                            Name: Andrew N. McLean
                                            Title: Vice President





AMENDED AND RESTATED SECURITY AGREEMENT - Page 9

                                  EXHIBIT "E"

                               Durocraft Guaranty




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                    AMENDED AND RESTATED GUARANTY AGREEMENT
                                  (DUROCRAFT)

         This AMENDED AND RESTATED GUARANTY AGREEMENT (the "Guaranty Agreement") is executed effective as of November 14, 1995, by DUROCRAFT INTERNATIONAL, INC., a Texas corporation (the "Guarantor") to and in favor of the AGENT and the LENDERS, as such terms are defined below.

                                   RECITALS:

         A. NationsBank of Texas, N.A. ("NationsBank") has previously made a loan to Craftmade International, Inc. (the "Borrower") in the maximum principal amount of $6,000,000.00, pursuant to a certain Credit Agreement (the "Original Credit Agreement") between Borrower and NationsBank, dated January 11, 1993.

         B. In conjunction with the execution of the Original Credit Agreement, Guarantor executed that certain Guaranty Agreement dated as of January 11, 1993, to and in favor of NationsBank (the "Original Guaranty").

         C. The Original Credit Agreement was amended and restated as provided in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, by and between Borrower and NationsBank (the "First Restated Agreement").

         D. The First Restated Agreement was amended as provided in that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, by and between the Borrower and NationsBank (the "First Amendment").

         E. The First Restated Agreement was further amended as provided in that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, by and between the Borrower and NationsBank (the "Second Amendment").

         F. The First Restated Agreement was further amended as provided in that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, by and between the Borrower and NationsBank (the "Third Amendment").

         G. The First Restated Agreement was further amended as provided in that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 15, 1994, by and between the Borrower and NationsBank (the "Fourth Amendment"; the First Restated Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is referred to hereinafter as the "Prior Credit Agreement").

         H. Concurrently herewith, Borrower, the lenders which are parties thereto (the "Lenders") and NationsBank, as agent for the Lenders (the "Agent") are entering into that certain





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 1

Second Amended and Restated Credit Agreement (the "Credit Agreement"), amending and restating the Prior Credit Agreement in its entirety as set out therein, including, without limitation, to provide for a loan in the maximum principal amount of $12,000,000.

         I. The Agent and the Lenders require the Guarantor to deliver this Guaranty Agreement as an amendment and restatement of the Original Guaranty as a condition to entering into the Credit Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby irrevocably and unconditionally guarantees to the Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (as hereinafter defined), this Guaranty Agreement being upon the following terms:

                 i.               The term "Guaranteed Indebtedness" as used
                          herein means all of the "Obligations" as defined in the Credit Agreement. The term "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All initially capitalized terms not specifically otherwise defined herein shall have the meanings prescribed in the Credit Agreement.

                 ii.              This instrument shall be an absolute,
                          continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against the Agent or any Lender or any other party, or which Guarantor may have against Borrower, the Agent or any Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against the Agent or any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

                 iii.             The obligations of Guarantor hereunder shall
                          be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code, as amended (or any successor statute) or to being set aside, avoided, or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.

                 iv.              If Guarantor becomes liable for any
                          indebtedness owing by Borrower to the Agent or any Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 2
                          manner impaired or affected hereby, and the rights of the Agent and the Lenders hereunder shall be cumulative of any and all other rights that the Agent and the Lenders may ever have against Guarantor. The exercise by the Agent or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

                 v.               In the event of default by Borrower in
                          payment or performance of the Guaranteed
                          Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to the Agent, for the ratable benefit of the Lenders, without notice or demand in lawful currency of the United States of America and it shall not be necessary for the Agent or any Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

                 vi.              Notwithstanding anything to the contrary
                          contained in this Guaranty Agreement, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity to assert any claim against or seek subrogation, contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise until the Guaranteed Indebtedness shall have been paid in full in cash.

                 vii.             This Guaranty Agreement shall continue to be
                          effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Indebtedness is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event any Guaranteed Indebtedness is rescinded or must be restored or returned, all costs and expenses (including without limitation any legal fees and disbursements) incurred by the Agent or any Lender in defending or enforcing such reinstatement shall be deemed to be included as Guaranteed Indebtedness hereunder.

                 viii.            If acceleration of the time for payment of
                          any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 3
                          subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Agent.

                 ix.              Guarantor hereby agrees that its obligations
                          under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent or the Lenders to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness;
                          (f) any neglect, delay, omission, failure, or refusal of the Agent or the Lenders to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to the Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason the Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law;
                          (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 4
                          might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

                 x.               Guarantor represents and warrants to the
                          Agent and the Lenders as follows:

                                  (i)        Guarantor has the corporate power
                                       and authority and legal right to
                                       execute, deliver, and perform its
                                       obligations under this Guaranty
                                       Agreement and this Guaranty Agreement
                                       constitutes the legal, valid, and
                                       binding obligation of Guarantor,
                                       enforceable against Guarantor in
                                       accordance with its respective terms,
                                       except as limited by bankruptcy,
                                       insolvency, or other laws of general
                                       application relating to the
                                       enforcement of creditor's rights.

                                  (ii)       The execution, delivery, and
                                       performance by Guarantor of this
                                       Guaranty Agreement have been duly
                                       authorized by all requisite action on
                                       the part of Guarantor and do not and
                                       will not violate or conflict with the
                                       articles of incorporation or bylaws of
                                       Guarantor or any law, rule, or
                                       regulation or any order, writ,
                                       injunction or decree of any court,
                                       governmental authority or agency, or
                                       arbitrator and do not and will not
                                       conflict with, result in a breach of, or constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement to which Guarantor or its properties is bound.

                                  (iii)      No authorization, approval, or
                                       consent of, and no filing or
                                       registration with, any court,
                                       governmental authority, or third party
                                       is necessary for the execution, delivery or performance by Guarantor of this Guaranty Agreement or the validity or enforceability thereof.

                                  (iv)       The value of the consideration
                                       received and to be received by Guarantor as a result of Borrower, the Agent and the Lenders entering into the Credit Agreement and Guarantor executing and delivering





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 5
                                       this Guaranty Agreement is  reasonably
                                       worth at least as much as the liability
                                       and obligation of Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit Guarantor directly or indirectly.

                                  (v)        Guarantor has, independently and
                                       without reliance upon the Agent or any
                                       Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

                 xi.              Guarantor covenants and agrees that, as long
                          as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any Commitment under the Credit Agreement:

                 (a) Guarantor will furnish promptly to the Agent written notice of the occurrence of any default under this Guaranty Agreement or any Event of Default or Potential Default under the Credit Agreement of which Guarantor has knowledge.

                 (b) Guarantor will promptly furnish to the Agent any and all such information, writings, and further assurances relating to Guarantor or this Guaranty Agreement as the Agent may from time to time request.

                 (c) Guarantor will from time to time obtain any and all authorizations, licenses, consents, or approvals as may now or hereafter be necessary or desirable under applicable laws or regulations or otherwise in connection with the execution, delivery, and performance of this Guaranty Agreement and will promptly furnish copies thereof to the Agent.

                 (d) Guarantor will at all times own directly or indirectly and free and clear of all liens or encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as Guarantor owns directly or indirectly on the date hereof.

                 xii.             The Agent and each Lender shall have the
                          right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Lender to Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not the Agent or any Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants to the Agent, for the





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 6
                          ratable benefit of the Lenders, a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by the Agent or any Lender, including without limitation, property held in safekeeping. In addition to the Agent's and the Lenders' right of setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants to the Agent, for the ratable benefit of the Lenders, a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by the Agent or any Lender and all other sums at any time credited by or owing from the Agent or any Lender to Guarantor. The rights and remedies of the Agent and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Agent and the Lenders may have.

                 xiii.            Guarantor hereby agrees that the Subordinated
                          Indebtedness shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to the Agent, for the ratable benefit of the Lenders, as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of Agent and the Lenders and shall forthwith be paid to the Agent without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by the Agent against the Guaranteed Indebtedness in such order and manner as the Agent may determine in its sole discretion. Upon the request of the Agent, Guarantor shall execute, deliver, and endorse to the Agent such documents and instruments as the Agent may request to perfect, preserve, and enforce its rights and the rights of the Lenders hereunder. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.

                                  (i)        Guarantor agrees that any and all
                                       liens, security interests, judgment
                                       liens, charges, or other





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 7
                                       encumbrances upon Borrower's assets
                                       securing payment of any Subordinated
                                       Indebtedness shall be and remain
                                       inferior and subordinate to any and all
                                       liens, security interests, judgment
                                       liens, charges, or other encumbrances
                                       upon Borrower's assets securing payment
                                       of the Guaranteed Indebtedness or any
                                       part thereof, regardless of whether such encumbrances in favor of Guarantor, the Agent or any Lender presently exist or are hereafter created or attached. Without the prior written consent of the Agent, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.

                                  (ii)       In the event of any receivership,
                                       bankruptcy, reorganization,
                                       rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, the Agent and the Lenders shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated
                                       Indebtedness. The Agent may apply any
                                       such dividends, distributions, and
                                       payments against the Guaranteed
                                       Indebtedness in such order and manner as the Agent may determine in its sole discretion.

                                  (iii)      Guarantor agrees that all
                                       promissory notes, accounts receivable,
                                       ledgers, records, or any other evidence
                                       of Subordinated Indebtedness shall
                                       contain a specific written notice
                                       thereon that the indebtedness evidenced
                                       thereby is subordinated under the terms
                                       of this  Guaranty Agreement.





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 8

                 xiv.             No amendment or waiver of any provision of
                          this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.
                          The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                 xv.              Any acknowledgment or new promise, whether by
                          payment of principal or interest or otherwise and whether by Borrower or others (including Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against the Agent and the Lenders shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                 xvi.             This Guaranty Agreement is for the benefit of
                          the Agent and the Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on Guarantor, but on Guarantor's successors and assigns.

                 xvii.            Guarantor recognizes that the Agent and the
                          Lenders are relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making and continuing to make extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to the Agent and the Lenders in entering into the Credit Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

                 xviii.           This Guaranty Agreement shall be governed by
                          and construed in accordance with the laws of the State of Texas.

                 xix.             Guarantor shall pay on demand all reasonable
                          attorneys' fees and all other reasonable costs and expenses incurred by the Agent and the Lenders in connection with the administration, enforcement and collection of this Guaranty Agreement.





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 9

                 xx.              Guarantor hereby waives promptness,
                          diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

                 xxi.             The Credit Agreement, and all of the terms
                          thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that the Agent and the Lenders may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

                 xxii.            Guarantor hereby represents and warrants to
                          the Agent and the Lenders that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon the Agent or any Lender to provide (and neither the Agent nor any Lender shall have any duty to provide) any such information to Guarantor either now or in the future.

                          xxiii.           THIS GUARANTY AGREEMENT EMBODIES THE
                                  FINAL, ENTIRE AGREEMENT OF GUARANTOR, THE
                                  AGENT AND THE LENDERS WITH RESPECT TO
                                  GUARANTOR'S GUARANTY OF THE GUARANTEED
                                  INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY GUARANTOR, THE AGENT AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING BETWEEN GUARANTOR, ON THE ONE HAND, AND THE AGENT AND THE LENDERS ON THE OTHER HAND, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 10

                                  NO ORAL AGREEMENTS AMONG GUARANTOR, THE AGENT AND THE LENDERS.

                 xxiv.            TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
                          LAW, GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE AGENT AND THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

                 xxv.             ARBITRATION.     ANY CONTROVERSY OR CLAIM
                          BETWEEN OR AMONG THE GUARANTOR, ON THE ONE HAND, AND THE AGENT AND THE LENDERS, ON THE OTHER HAND, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. GUARANTOR, THE AGENT OR ANY LENDER MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS GUARANTY AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 (a) Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE GUARANTOR'S DOMICILE AT TIME OF THIS GUARANTY AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 11

         ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 (b) Reservation of Rights. NOTHING IN THIS GUARANTY AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY AGREEMENT; OR (II) BE A WAIVER BY THE AGENT OR ANY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S. C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE AGENT AND THE LENDERS (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT AND THE LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

                 xxvi.            This Guaranty Agreement is executed in
                          amendment and restatement of, but not in discharge or satisfaction of the obligations of Guarantor under, the Original Guaranty.

         EXECUTED as of the 14th day of November, 1995.


                                        GUARANTOR:

                                        DUROCRAFT INTERNATIONAL, INC.,
                                        a Texas corporation


                                        By: __________________________________
                                            Name: James R. Ridings
                                            Title: Chief Executive Officer

                                        Address:

                                        2700 112th Street
                                        Grand Prairie, Texas 75050

                                        Fax No.:         214-647-4872
                                        Telephone No.:   214-647-8099

                                        Attention:   James R. Ridings
                                                     Chief Executive Officer





AMENDED AND RESTATED GUARANTY AGREEMENT - Page 13

                                  EXHIBIT "F"

                          Guarantor Security Agreement




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                    AMENDED AND RESTATED SECURITY AGREEMENT


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement") dated as of November 14, 1995, is by and between DUROCRAFT INTERNATIONAL, INC., a Texas corporation (the "Debtor") and NATIONSBANK OF TEXAS, N.A., a national banking association, as Agent for the Lenders (as defined below) (in such capacity, the "Secured Party").

                                   RECITALS:

         A. NationsBank of Texas, N.A. ("NationsBank") has previously made a loan to Craftmade International, Inc. (the "Borrower") in the maximum principal amount of $6,000,000.00, pursuant to a certain Credit Agreement (the "Original Credit Agreement") between Borrower and NationsBank, dated January 11, 1993.

         B. In conjunction with the execution of the Original Credit Agreement, Debtor and NationsBank entered into that certain Security Agreement dated as of January 11, 1993 (the "Original Security Agreement"), pursuant to which the Debtor granted liens on certain of its assets as security for the obligations of the Borrower under the Original Credit Agreement.

         C. The Original Credit Agreement was amended and restated as provided in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, by and between Borrower and NationsBank (the "First Restated Agreement").

         D. The First Restated Agreement was amended as provided in that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, by and between the Borrower and NationsBank (the "First Amendment").

         E. The First Restated Agreement was further amended as provided in that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, by and between the Borrower and NationsBank (the "Second Amendment").

         F. The First Restated Agreement was further amended as provided in that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, by and between the Borrower and NationsBank (the "Third Amendment").

         G. The First Restated Agreement was further amended as provided in that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 15, 1994, by and between the Borrower and NationsBank (the "Fourth Amendment"; the First Restated Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is referred to hereinafter as the "Prior Credit Agreement").





AMENDED AND RESTATED SECURITY AGREEMENT - Page 1

         H. Concurrently herewith, the Borrower, the Secured Party and the lenders which are parties thereto (the "Lenders") are amending and restating the Prior Credit Agreement as set out in that certain Second Amended and Restated Credit Agreement dated as of November 14, 1995 (the "Credit Agreement") including, without limitation, to provide for a loan in the maximum principal amount of $12,000,000.

         I. The Secured Party and the Lenders have required the Debtor to execute and deliver this Agreement in amendment and restatement of the Original Security Agreement as a condition to their execution of the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Capitalized terms used in this Agreement, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement. Terms used herein which are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein or in the Credit Agreement, shall have the meanings set forth in the Uniform Commercial Code as adopted by the State of Texas.

                                   ARTICLE 2

                               Security Interest

         Section 2.1 Security Interest. Subject to the terms of this Agreement and to secure the Obligations, the Durocraft Guaranty and all present and future obligations of Debtor under this Agreement (collectively the "Secured Obligations"), Debtor hereby grants to Secured Party, for the ratable benefit of the Lenders, a security interest in any and all of Debtor's right, title and interest in and to all accounts, equipment, inventory, chattel paper, documents, instruments, and general intangibles of Debtor, whether now owned or hereafter acquired and wherever arising or located, and all accessions and attachments thereto and all products and proceeds thereof, including, without limitation, all patents, patent applications, trademarks, trademark applications, trade names, trade name applications and other intellectual property rights (all of the foregoing property hereinafter sometimes referred to as the "Collateral").

         Section 2.2 Limitation. The obligations of Debtor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code, as amended (or any successor statute) or to being set aside, avoided or annulled under any applicable state law relating to fraudulent transfers or fraudulent obligations.





AMENDED AND RESTATED SECURITY AGREEMENT - Page 2

                                   ARTICLE 3

                         Representations and Warranties

         To induce Secured Party and the Lenders to enter into this Agreement and the Credit Agreement, Debtor represents and warrants to Secured Party and the Lenders that:

         Section 3.1 Title. Except for the security interests granted herein, Debtor owns, and with respect to Collateral acquired after the date hereof Debtor will own, the Collateral free and clear of any lien, security interest, or other encumbrance.

         Section 3.2 Accounts. Unless Debtor has given Secured Party written notice to the contrary, whenever the security interest granted hereunder attaches to an account, Debtor shall be deemed to have represented and warranted to Secured Party and the Lenders as to each and all of its accounts that (a) each account is genuine and in all respects what it purports to be,
(b) each account represents the legal, valid, and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services by Debtor or the sale or lease of goods by Debtor, (c) the amount of each account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) no account is subject to any offset, counterclaim, or other defense.

         Section 3.3 Delivery of Collateral. Except as otherwise contemplated by Section 4.13, all of Debtor's existing instruments, documents and chattel paper pledged pursuant hereto have been delivered to Secured Party.

         Section 3.4 Organization and Authority. Debtor is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation and is qualified to do business in all jurisdictions in which the nature of its business makes such qualification necessary and where failure to so qualify would have a material adverse effect on its business, financial condition or operations. Debtor has the corporate power and authority to execute, deliver, and perform this Agreement, and the execution, delivery, and performance of this Agreement by Debtor have been authorized by all necessary corporate action on the part of Debtor and do not and will not violate any law, rule or regulation or the articles of incorporation or bylaws of Debtor and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement pursuant to which Debtor or any of its property is bound.

         Section 3.5 Principal Place of Business; Corporate Name. The principal place of business and chief executive office of Debtor, and the office where Debtor keeps its books and records, is located at the "address for notices" set forth below Debtor's name on the signature pages hereof. The exact corporate name of Debtor as it appears in its certificate of incorporation is set





AMENDED AND RESTATED SECURITY AGREEMENT - Page 3 forth in the introduction to this Agreement and Debtor has not done business in any location under any other name.

         Section 3.6 Validity of Security Interest. The security interests granted by Debtor constitute valid, legal and perfected first priority security interests (except for security interests permitted under the Credit Agreement) in all the Collateral which secure the payment and performance of the Secured Obligations.

         Section 3.7 Benefit to Debtor. The operations of Debtor and Borrower are interrelated and interdependent and, therefore, loans and extensions of credit to Borrower produce direct financial benefits to the Debtor. The value of the consideration received and to be received by Debtor as a result of Borrower, Secured Party and the Lenders entering into the Credit Agreement and Debtor's executing and delivering this Agreement is reasonably worth at least as much as the liability and obligations of Debtor hereunder and under the other Loan Documents to which it is a party, is necessary and convenient to the conduct, promotion and attainment of the business of Debtor, and such liability and obligations have benefited and may reasonably be expected to benefit Debtor directly and indirectly.

         Section 3.8 No Reliance. Debtor has, independently and without reliance upon the Secured Party, and based upon such information as it has deemed appropriate, made its own business analysis and decision to enter into this Agreement and the other Loan Documents to which it is a party.

         Section 3.9 Enforceability. This Agreement constitutes the legal, valid, and binding obligation of Debtor enforceable against Debtor in accordance with its terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditors' rights.

         Section 3.10 Location of Collateral. All inventory and equipment of Debtor is located at the places specified for Debtor on Schedule 1 to the Credit Agreement. Debtor has exclusive possession and control of its inventory and equipment.

                                   ARTICLE 4

                                   Covenants

         Debtor covenants and agrees with Secured Party and the Lenders that until the Obligations are paid and performed in full and as long as any Lender has any Commitment under the Credit Agreement, Debtor shall observe and perform the following covenants, unless Secured Party shall otherwise consent in writing:

         Section 4.1 Maintenance. Debtor shall maintain the Collateral in good operating condition and repair and shall not permit any waste or destruction of the Collateral or any part thereof. Debtor shall not use or permit the Collateral to be used in violation of any law or inconsistently





AMENDED AND RESTATED SECURITY AGREEMENT - Page 4 with the terms of any policy of insurance. Debtor shall not use or permit the Collateral to be used in any manner or for any purpose that would impair the value of the Collateral or expose the Collateral to unusual risk.

         Section 4.2 Encumbrances. Debtor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any lien, security interest, or other encumbrance on the Collateral except the security interest of Secured Party hereunder, and shall defend Debtor's rights in the Collateral and Secured Party's security interest in the Collateral against the claims of all persons and entities.

         Section 4.3  Modification of Collateral.  Except as contemplated by
Section 4.14, Debtor shall not impair the rights of Secured Party in the Collateral and without the prior written consent of Secured Party, Debtor shall not grant any extension of time for any payment with respect to the Collateral, or compromise, compound, or settle any of the Collateral, or release in whole or in part any person or entity liable for payment with respect to the Collateral, or allow any credit or discount for payment with respect to the Collateral other than normal trade discounts granted in the ordinary course of business, or release any lien, security interest, or assignment securing the Collateral, or otherwise amend or modify any of the Collateral.

         Section 4.4 Disposition of Collateral. Debtor shall not sell, lease, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party, except Debtor may sell inventory and equipment in the ordinary course of business.

         Section 4.5 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Debtor, Debtor shall promptly execute and deliver all such further instruments and documents and take such further action as Secured Party may deem necessary or desirable to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement, including, without limitation, the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.6 Insurance. Debtor, at its own expense, shall maintain, with financially sound and reputable companies, insurance policies (a) insuring the Collateral against loss by fire, explosion, theft, and such other risks and casualties as are customarily insured against by companies engaged in the same or a similar business, and (b) insuring Debtor and Secured Party against liability for personal injury and property damage relating to the Collateral, such policies to be in such amounts and covering such risks as are customarily insured against by companies engaged in the same or a similar business, with losses payable to Debtor and Secured Party as their respective interests may appear. All insurance with respect to the Collateral shall provide that no cancellation, reduction in amount, or change in coverage thereof shall be effective unless Secured Party has received thirty (30) days prior written notice thereof. Debtor shall deliver to Secured Party copies of all insurance policies covering the Collateral or any part thereof.





AMENDED AND RESTATED SECURITY AGREEMENT - Page 5

         Section 4.7 Warehouse Receipts Non-Negotiable. Debtor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as adopted by the State of Texas).

         Section 4.8 Inspection Rights. Debtor shall permit Secured Party and its representatives to examine or inspect the Collateral wherever located and to examine, inspect, and copy Debtor's books and records at any reasonable time and as often as Secured Party may desire.

         Section 4.9 Notification. Debtor shall promptly notify Secured Party of (a) any lien, security interest, encumbrance, or claim made or threatened against the Collateral, (b) any material change in the Collateral, including, without limitation, any material damage to or loss of the Collateral, and (c) the occurrence or existence of any Event of Default or Potential Default.

         Section 4.10 Corporate Changes. Debtor shall not change its name, identity, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless Debtor shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to make each financing statement not seriously misleading. Debtor shall not change its principal place of business, chief executive office, or the place where it keeps its books and records unless it shall have given Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.11 Compliance with Agreements and Loans. Debtor shall comply in all material respects with all mortgages, deeds of trust, instruments, and other agreements binding on it or affecting its properties or business. Debtor shall comply with all applicable laws, rules, regulations, and orders of any court or governmental authority.

         Section 4.12 Location of Collateral. Debtor shall not move any of its equipment or inventory from the locations specified for Debtor on Schedule 1 of the Credit Agreement, unless Debtor shall have obtained Secured Party's prior written consent. Notwithstanding the foregoing, in the ordinary course of business Debtor may move inventory from any location identified for Debtor on Schedule 1 to the Credit Agreement to any other location identified for Debtor on Schedule 1 to the Credit Agreement. Debtor shall not establish any place of business in any location other than the locations listed for Debtor on
Schedule 1 to the Credit Agreement. Debtor shall not permit any Persons other than Secured Party to have possession of Collateral unless Debtor shall have obtained Secured Party's prior written consent.

         Section 4.13 Delivery of Collateral. Upon receipt, Debtor shall deliver to Secured Party, properly endorsed to Secured Party, if applicable, all of its instruments, documents, and chattel paper pledged pursuant hereto; provided that so long as no Event of Default or Potential Default exists, Debtor may retain for collection in the ordinary course of business any instrument received





AMENDED AND RESTATED SECURITY AGREEMENT - Page 6 by it in the ordinary course of business and any documents received and further negotiated in the ordinary course of business. After the occurrence and during the continuance of an Event of Default or Potential Default and if Secured Party so requests, Debtor shall deliver to Secured Party the instruments retained for collection in the ordinary course of its business and the documents retained in the ordinary course of its business. Subject to the limitations imposed by the Credit Agreement on the disposition of assets, Debtor shall promptly inform Secured Party of any material additions to or material deletions from the Collateral pledged by Debtor outside the ordinary course of business and shall not permit any items of property pledged pursuant hereto to become a fixture to real property or an accession to other personal property (except such personal property covered hereby or personal property otherwise subject to a perfected security interest in favor of Secured Party).

         Section 4.14 Collection of Accounts. Debtor shall collect from its account debtors, as and when due, any and all amounts owing under or on account of each account (including without limitation accounts which are delinquent, such accounts to be collected in accordance with lawful collection procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such account, except that, unless an Event of Default or a Potential Default has occurred and is continuing, Debtor may allow in the ordinary course of business as adjustments to amounts owing under its accounts (a) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which Debtor finds appropriate in accordance with sound business judgment, and (b) a refund or a credit due as a result of a return of or damage to merchandise, or in accordance with Debtor's ordinary course of business consistent with its historical collection practices.

                                   ARTICLE 5

                            Rights of Secured Party

         Section 5.1 Power of Attorney. Debtor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of Debtor or in its own name, to take any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtor hereby gives Secured Party the power and right on behalf of Debtor and in its own name to do any of the following, without notice to or the consent of Debtor:

                 a. to demand, sue for, collect, or receive in the name of Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;





AMENDED AND RESTATED SECURITY AGREEMENT - Page 7

                 b. to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                 c. to send requests for verification to account debtors and other obligors;

                 d. (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications, and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Debtor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the Obligations; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (x) to insure, and to make, settle, compromise, or adjust claims under any insurance policy covering, any of the Collateral; and (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest or lien given to secure the Collateral.





AMENDED AND RESTATED SECURITY AGREEMENT - Page 8

         Section 5.2 Performance by Secured Party. If Debtor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the Default Rate, shall be payable by Debtor to Secured Party on demand and shall constitute Secured Obligations. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability or responsibility for the performance of any obligation of Debtor under this Agreement.

         Section 5.3 Assignment by Secured Party. Subject to the provisions of Section 12.6 of the Credit Agreement, Secured Party and the Lenders may from time to time assign the Obligations and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of Secured Party and the Lenders under this Agreement in relation thereto.

                                   ARTICLE 6

                                    Default

         Section 6.1 Rights and Remedies. Upon the occurrence of an Event of Default, Secured Party shall have the following rights and remedies and may do any one or more of the following:

                 a. In addition to all other rights and remedies granted to Secured Party in this Agreement and under the Loan Documents, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may (A) without demand or notice to Debtor, collect, receive, or take possession of the Collateral or any part thereof and for that purpose Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease, or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery. Upon the request of Secured Party, Debtor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Debtor and Secured Party.
Debtor agrees that Secured Party shall not be obligated to give more than ten
(10) days written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Debtor shall be liable for all expenses of retaking, holding, preparing for sale, or the like, and all attorneys' fees, legal expenses, and all other costs and expenses incurred by Secured Party in connection with the collection of the Secured Obligations and the enforcement of Secured Party's rights under this Agreement. Secured Party may apply the Collateral against the Secured Obligations in such order and manner as Secured Party may elect in its sole discretion. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Secured Obligations in full. Debtor waives all rights of marshalling in respect of the Collateral.





AMENDED AND RESTATED SECURITY AGREEMENT - Page 9

                 b. Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                 c. Secured Party may exercise or cause to be exercised all voting rights and corporate powers in respect of the Collateral.

                                   ARTICLE 7

                                 Miscellaneous

         Section 7.1 No Waiver; Cumulative Remedies. No failure on the part of Secured Party or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Debtor, Secured Party and the Lenders and their respective successors and assigns, except that Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party. Any assignment in violation of this Section 7.2 shall be void.

         Section 7.3 Amendment and Restatement; Entire Agreement; Amendment. This Agreement amends and restates in its entirety the Original Security Agreement (but does not extinguish the security interests created thereby) and embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof (including, without limitation, the Original Security Agreement) and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. Debtor hereby acknowledges and agrees that the security interests in the Collateral created under the Original Security Agreement are not extinguished but are extended and continued by this Agreement without change to the priority thereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 7.4 Notices. All notices and other communications provided for in this Agreement shall be given or made in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have





AMENDED AND RESTATED SECURITY AGREEMENT - Page 10 been duly given when transmitted by telecopy, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         Section 7.5 Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against Debtor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Secured Obligations or any part thereof may be brought in any state or federal court in Dallas County, Texas. Debtor hereby irrevocably (a) submits to the nonexclusive jurisdiction of such courts, and (b) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Debtor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of Section 7.4 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Secured Obligations or any part thereof shall affect the right of Secured Party or any Lender to serve process in any other manner permitted by law or shall limit the right of Secured Party or any Lender to bring any action or proceeding against Debtor or with respect to any of the Collateral in any state or federal court in any other jurisdiction. Any action or proceeding by Debtor against Secured Party or any Lender shall be brought only in a court located in Dallas County, Texas.

         Section 7.6 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party or any Lender shall affect the representations and warranties or the right of Secured Party and the Lenders to rely upon them.

         Section 7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 7.9 Waiver of Bond. In the event Secured Party seeks to take possession of any or all of the Collateral by judicial process, Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such





AMENDED AND RESTATED SECURITY AGREEMENT - Page 11 prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 Construction. Debtor and Secured Party acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtor and Secured Party.

         Section 7.12 Obligations Absolute. Until the Obligations are paid in full and the obligation of Secured Party and the Lenders under the Credit Agreement have been terminated, the obligations of Debtor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including, without limitation, any amendment, modification, extension, or renewal of any Loan Documents (other than this Agreement), the Obligations, or any release or subordination of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, any other Loan Documents, or the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         Section 7.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY AND THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        DEBTOR:

                                        DUROCRAFT INTERNATIONAL, INC.


                                        By: __________________________________
                                            Name: James R. Ridings
                                            Title: Chief Executive Officer





AMENDED AND RESTATED SECURITY AGREEMENT - Page 12

                                        Address for Notices:

                                        2700 112th Street
                                        Grand Prairie, Texas 75050

                                        Fax No.:        (214) 647-4872
                                        Telephone No.:  (214) 647-8099
                                        Attention:      Kenneth M. Cancienne
                                                        Chief Financial Officer


                                        SECURED PARTY:

                                        NATIONSBANK OF TEXAS, N.A., as Agent


                                        By: __________________________________
                                            Name: Andrew N. McLean
                                            Title: Vice President

                                        Address for Notices:

                                        901 Main Street, 7th Floor
                                        P. O. Box 831000
                                        Dallas, Texas 75283-1000

                                        Fax No.:        214-508-0388
                                        Telephone No.:  214-508-0324
                                        Attention:      Andrew N. McLean
                                                        Vice President





AMENDED AND RESTATED SECURITY AGREEMENT - Page 13

                                  EXHIBIT "G"

                        Covenant Compliance Certificate




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                        COVENANT COMPLIANCE CERTIFICATE





NationsBank of Texas, N.A.
Attention:       Andrew N. McNeal
                 Vice President
901 Main Street, 7th Floor
Dallas, Texas 75283-1000


Gentlemen:

         This Covenant Compliance Certificate covers the period from ________________, 19__ to ________________, 19__ and is delivered pursuant to that certain Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of November 14, 1995, among Craftmade International, Inc., NationsBank of Texas, N.A., as Agent, and the Lenders which are parties thereto. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement.

         The undersigned, an authorized officer of Borrower, does hereby certify to the Agent and the Lenders that:


                 i.               No Default.  To the best of the undersigned's
                          knowledge, no Event of Default and no Potential Default has occurred and is continuing (or if an Event of Default or Potential Default has occurred and is continuing, Exhibit "A" attached hereto outlines the nature thereof and the action which is proposed to be taken by Borrower with respect thereto).

                 ii.              Consolidated Tangible Net Worth
                          (must not be less than $8,000,000)  . . . .  $________

                 iii.             Fixed Charge Coverage Ratio

                                  (i)   Pretax Income . . . . . . . .  $________
                                  (ii)  Interest expense  . . . . . .  $________
                                  (iii) Operating Lease expense . . .  $________





COVENANT COMPLIANCE CERTIFICATE - Page 1

                      (d)     Fixed Charge Coverage Ratio [(sum of (a)
                              + (b) + (c) divided by sum of (b) + (c)]
                              (must not be less than 1.75)  . . . . .  _________

                 iv.          Leverage Ratio

                                  (i)   Debt  . . . . . . . . . . . .  $________
                                  (ii)  Consolidated Tangible Net
                              Worth   . . . . . . . . . . . . . . . .  $________
                                  (iii) Leverage Ratio ((a) divided by (b))
                              (must not be greater than 2.5)  . . . .  _________

                 v.               Capital Expenditures
                          (Beginning of current fiscal year through date
                          hereof) (must not exceed $400,000 in any fiscal year or $9,600,000 in the fiscal year beginning July 1,
                          1995) . . . . . . . . . . . . . . . . . . .  $________

         Attached hereto are Schedules setting forth the calculations supporting the computations set forth in items 2, 3, 4 and 5 of this certificate. All information contained herein and on the attached Schedules is true and correct.

         IN WITNESS WHEREOF, the undersigned has executed this certificate effective this _____ day of ________________, 19__.

                                        CRAFTMADE INTERNATIONAL, INC.


                                        By: __________________________________
                                            Name:  James R. Ridings
                                            Title: Chief Executive Officer





COVENANT COMPLIANCE CERTIFICATE - Page 2

                                  EXHIBIT "H"

                                 C/D/R Guaranty




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                    AMENDED AND RESTATED GUARANTY AGREEMENT
                                    (C/D/R)

         This AMENDED AND RESTATED GUARANTY AGREEMENT (the "Guaranty Agreement") is executed effective as of November 14, 1995, by C/D/R INCORPORATED, a Delaware corporation (the "Guarantor") to and in favor of the AGENT and the LENDERS, as such terms are defined below.

                                   RECITALS:

         A. NationsBank of Texas, N.A. ("NationsBank") has previously made a loan to Craftmade International, Inc. (the "Borrower") in the maximum principal amount of $6,000,000.00, pursuant to a certain Credit Agreement (the "Original Credit Agreement") between Borrower and NationsBank, dated January 11, 1993.

         B. The Original Credit Agreement was amended and restated as provided in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, by and between Borrower and NationsBank (the "First Restated Agreement").

         C. In conjunction with the execution of the First Restated Agreement, Guarantor executed that certain Guaranty Agreement dated as of January 11, 1993, to and in favor of NationsBank (the "Original Guaranty").

         D. The First Restated Agreement was amended as provided in that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, by and between the Borrower and NationsBank (the "First Amendment").

         E. The First Restated Agreement was further amended as provided in that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, by and between the Borrower and NationsBank (the "Second Amendment").

         F. The First Restated Agreement was further amended as provided in that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, by and between the Borrower and NationsBank (the "Third Amendment").

         G. The First Restated Agreement was further amended as provided in that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 15, 1994, by and between the Borrower and NationsBank (the "Fourth Amendment"; the First Restated Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment is referred to hereinafter as the "Prior Credit Agreement").

         H. Concurrently herewith, Borrower, the lenders which are parties thereto (the "Lenders") and NationsBank, as agent for the Lenders (the "Agent") are entering into that certain Second Amended and Restated Credit Agreement (the "Credit Agreement"), amending and






                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)
restating the Prior Credit Agreement in its entirety as set out therein, including, without limitation, to provide for a loan in the maximum principal amount of $12,000,000.

         I. The Agent and the Lenders require the Guarantor to deliver this Guaranty Agreement as an amendment and restatement of the Original Guaranty as a condition to entering into the Credit Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby irrevocably and unconditionally guarantees to the Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (as hereinafter defined), this Guaranty Agreement being upon the following terms:

         1. The term "Guaranteed Indebtedness" as used herein means all of the "Obligations" as defined in the Credit Agreement. The term "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law. All initially capitalized terms not specifically otherwise defined herein shall have the meanings prescribed in the Credit Agreement.

         2. This instrument shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No setoff, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against the Agent or any Lender or any other party, or which Guarantor may have against Borrower, the Agent or any Lender, or any other party, shall be available to, or shall be asserted by, Guarantor against the Agent or any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

         3. The obligations of Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code, as amended (or any successor statute), or to being set aside, avoided, or annulled under any applicable state or federal law relating to fraudulent or preferential transfers or obligations.

         4. If Guarantor becomes liable for any indebtedness owing by Borrower to the Agent or any Lender by endorsement or otherwise, other than under this Guaranty Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of the Agent and the Lenders hereunder shall be cumulative of any and all other rights that the Agent and the Lenders may ever have against Guarantor. The exercise by the Agent or any Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

         5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, Guarantor shall promptly pay the amount due thereon to





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)
the Agent, for the ratable benefit of the Lenders, without notice or demand in lawful currency of the United States of America, and it shall not be necessary for the Agent or any Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness.

         6. Notwithstanding anything to the contrary contained in this Guaranty Agreement, Guarantor hereby irrevocably waives any and all rights it may now or hereafter have under any agreement or at law or in equity to assert any claim against or seek subrogation, contribution, indemnification or any other form of reimbursement from Borrower or any other party liable for payment of any or all of the Guaranteed Indebtedness for any payment made by Guarantor under or in connection with this Guaranty Agreement or otherwise until the Guaranteed Indebtedness shall have been paid in full in cash.

         7. This Guaranty Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Guaranteed Indebtedness is rescinded or must otherwise be restored or returned by the Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event any Guaranteed Indebtedness is rescinded or must be restored or returned, all costs and expenses (including without limitation any legal fees and disbursements) incurred by the Agent or any Lender in defending or enforcing such reinstatement shall be deemed to be included as Guaranteed Indebtedness hereunder.

         8. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by Guarantor hereunder forthwith on demand by Agent.

         9. Guarantor hereby agrees that its obligations under this Guaranty Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness; (c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by the Agent or the Lenders to Borrower, Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of the Agent or the Lenders to





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)
take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to the Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or for any other reason the Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment or release of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of the Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or Guarantor.

         10. Guarantor represents and warrants to the Agent and the Lenders as follows:

                 (a) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and Guarantor is qualified to do business in all jurisdictions in which the nature of the business conducted by Guarantor makes such qualification necessary and where failure to so qualify would have a material adverse effect on the business, financial condition, or operations of Guarantor.

                 (b) Guarantor has the corporate power and authority and legal right to execute, deliver, and perform its obligations under this Guaranty Agreement, and this Guaranty Agreement constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as limited by bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights.

                 (c) The execution, delivery, and performance by Guarantor of this Guaranty Agreement have been duly authorized by all requisite action on the part of Guarantor and do not and will not violate or conflict with the articles of incorporation or bylaws of Guarantor or any law, rule, or regulation or any order, writ, injunction or decree of any court, governmental authority or agency, or arbitrator and do not and will not conflict with, result in a breach of, constitute a default under, or result in the imposition of any lien upon any assets of Guarantor pursuant to the provisions of any indenture, mortgage, deed of trust, security agreement, franchise, permit, license, or other instrument or agreement by which Guarantor or its properties is bound.

                 (d) No authorization, approval, or consent of, and no filing or registration with, any court, governmental authority, or third party is necessary for the execution, delivery





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R) or performance by Guarantor of this Guaranty Agreement or the validity or enforceability hereof.

                 (e) The value of the consideration received and to be received by Guarantor as a result of Borrower, the Agent and the Lenders entering into the Credit Agreement and Guarantor executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefitted and may reasonably be expected to benefit Guarantor directly or indirectly.

                 (f) Guarantor has, independently and without reliance upon the Agent or any Lender and based upon such documents and information as Guarantor has deemed appropriate, made its own analysis and decision to enter into this Guaranty Agreement.

         11. Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any Commitment under the Credit Agreement:

                 (a) Guarantor will furnish promptly to the Agent written notice of the occurrence of any default under this Guaranty Agreement or any Event of Default or Potential Default under the Credit Agreement of which Guarantor has knowledge.

                 (b) Guarantor will promptly furnish to the Agent any and all such information, writings, and further assurances relating to Guarantor or this Guaranty Agreement as the Agent may from time to time request.

                 (c) Guarantor will from time to time obtain any and all authorizations, licenses, consents, or approvals as may now or hereafter be necessary or desirable under applicable laws or regulations or otherwise in connection with the execution, delivery, and performance of this Guaranty Agreement and will promptly furnish copies thereof to the Agent.

                 (d) Guarantor will at all times own directly or indirectly and free and clear of all liens or encumbrances whatsoever at least the same percentage of voting shares of Borrower, if any, as Guarantor owns directly or indirectly on the date hereof.

         12. The Agent and each Lender shall have the right to set off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to Guarantor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from the Agent or any Lender to Guarantor, whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not any Lender shall have made any demand under this Guaranty Agreement. As security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants to the Agent, for the ratable benefit of the Lenders, a security interest in all money, instruments, certificates of deposit, and other property of Guarantor now or hereafter held by the Agent or any Lender, including without limitation, property held in safekeeping. In addition to the Agent's and the Lenders' right of





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)
setoff and as further security for this Guaranty Agreement and the Guaranteed Indebtedness, Guarantor hereby grants to the Agent, for the ratable benefit of the Lenders, a security interest in all deposits (general or special, time or demand, provisional or final) and all other accounts of Guarantor now or hereafter on deposit with or held by the Agent or any Lender and all other sums at any time credited by or owing from the Agent or any Lender to Guarantor.
The rights and remedies of the Agent and the Lenders hereunder are in addition to other rights and remedies (including without limitation other rights of setoff) which the Agent and the Lenders may have.

         13. For purposes of this Guaranty Agreement, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower to Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or whether the obligations of Borrower thereon are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such indebtedness, obligations, or liabilities at their inception have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. With respect to the Subordinated Indebtedness, Guarantor hereby agrees as follows:

                 (a) The Subordinated Indebtedness shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness, and Guarantor hereby assigns the Subordinated Indebtedness to the Agent, for the ratable benefit of the Lenders, as security for the Guaranteed Indebtedness. If any sums shall be paid to Guarantor by Borrower or any other person or entity on account of the Subordinated Indebtedness, such sums shall be held in trust by Guarantor for the benefit of the Agent and the Lenders and shall forthwith be paid to the Agent without affecting the liability of Guarantor under this Guaranty Agreement and may be applied by the Agent against the Guaranteed Indebtedness in such order and manner as the Agent may determine in its sole discretion. Upon the request of the Agent, Guarantor shall execute, deliver, and endorse to the Agent such documents and instruments as the Agent may request to perfect, preserve, and enforce its rights and the rights of the Lenders hereunder.

                 (b) Any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all liens, security interests, judgment liens, charges, or other encumbrances upon Borrower's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such encumbrances in favor of Guarantor, the Agent or any Lender presently exist or are hereafter created or attached. Without the prior written consent of the Agent, Guarantor shall not (i) file suit against Borrower or exercise or enforce any other creditor's right it may have against Borrower, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any liens, security interests, collateral rights, judgments or other encumbrances held by Guarantor on assets of Borrower.





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)

                 (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving Borrower as debtor, the Agent and the Lenders shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness. The Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in such order and manner as the Agent may determine in its sole discretion.

                 (d) All promissory notes, accounts receivable, ledgers, records, or any other evidence of Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

         14. No amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

         15. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or any others (including Guarantor) with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of Guarantor against the Agent and the Lenders shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

         16. This Guaranty Agreement is for the benefit of the Agent and the Lenders and their respective successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement shall be binding not only on Guarantor but also on Guarantor's successors and assigns.

         17. Guarantor recognizes that the Agent and the Lenders are relying upon this Guaranty Agreement and the undertakings of Guarantor hereunder in making and continuing to make extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement is a material inducement to the Agent and the Lenders in entering into the Credit Agreement. Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement.

         18. This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of Texas.





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)

         19. Guarantor shall pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by the Agent and the Lenders in connection with the administration, enforcement and collection of this Guaranty Agreement.

         20. Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, notice of intent to accelerate, notice of acceleration, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

         21. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and Guarantor agrees that the Agent and the Lenders may exercise any and all rights granted to them under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) without affecting the validity or enforceability of this Guaranty Agreement.

         22. Guarantor hereby represents and warrants to the Agent and the Lenders that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and that Guarantor is not relying upon the Agent or any Lender to provide (and neither the Agent nor any Lender shall have any duty to provide) any such information to Guarantor either now or in the future.

         23. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR, AGENT AND THE LENDERS WITH RESPECT TO GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY GUARANTOR, THE AGENT AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING BETWEEN GUARANTOR ON THE ONE HAND, AND THE AGENT AND THE LENDERS ON THE OTHER HAND, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG GUARANTOR, THE AGENT AND THE LENDERS.

         24. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)

HEREIN OR THE ACTIONS OF THE AGENT AND THE LENDERS IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         25.     ARBITRATION.     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE
GUARANTOR, ON THE ONE HAND, AND THE AGENT AND THE LENDERS, ON THE OTHER HAND, INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. GUARANTOR, THE AGENT OR ANY LENDER MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS GUARANTY AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 (a) Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE GUARANTOR'S DOMICILE AT TIME OF THIS GUARANTY AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 (b) Reservation of Rights. NOTHING IN THIS GUARANTY AGREEMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS GUARANTY AGREEMENT; OR (II) BE A WAIVER BY THE AGENT OR ANY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S. C. SEC. 91 MR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE AGENT AND THE LENDERS (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE AGENT AND THE LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)

         PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS GUARANTY AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         26. This Guaranty Agreement is executed in amendment and restatement of, but not in discharge or satisfaction of the obligations of Guarantor under, the Original Guaranty.

         EXECUTED as of the 14th day of November, 1995.


                                        GUARANTOR:

                                        C/D/R INCORPORATED,
                                        a Delaware corporation


                                        By: __________________________________
                                            Name: Terry L. Culbertson
                                            Title: President

                                        Address:

                                        2700 112th Street
                                        Grand Prairie, Texas 75050

                                        Fax No.:         214-647-4872
                                        Telephone No.:   214-647-8099

                                        Attention:  Terry L. Culbertson
                                                    President





                                                   Craftmade International, Inc.
                                 Amended and Restated Guaranty Agreement (C/D/R)

                                  EXHIBIT "I"

                              The Pledge Agreement




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                     AMENDED AND RESTATED PLEDGE AGREEMENT


         THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") is dated as of November 14, 1995, and is by and between CRAFTMADE INTERNATIONAL, INC. ("Borrower"), a Delaware corporation, and DUROCRAFT INTERNATIONAL, INC. ("Durocraft"), a Texas corporation, both of whose address is 2700 112th Street, Grand Prairie, Texas 75050, and NATIONSBANK OF TEXAS, N.A., in its capacity as Agent for the Lenders (as defined below) ("Secured Party"), whose address is 901 Main Street, 7th Floor, P.O. Box 831000, Dallas, Texas 75283-1000.

                                   RECITALS:

         A. NationsBank of Texas, N.A. ("NationsBank") has previously made a loan to Borrower in the maximum principal amount of $6,000,000.00, pursuant to a certain Credit Agreement (the "Original Credit Agreement") between Borrower and NationsBank, dated January 11, 1993.

         B. The Original Credit Agreement was amended and restated as provided in that certain First Amended and Restated Credit Agreement dated as of January 11, 1993, by and between Borrower and NationsBank (the "First Restated Agreement").

         C. In conjunction with the execution of the First Restated Agreement, the Borrower and Durocraft executed and delivered to NationsBank that certain Pledge Agreement dated as of January 13, 1993 (the "Original Pledge Agreement"), as security for the obligations of the Borrower under the First Restated Agreement.

         D. The First Restated Agreement was amended as provided in that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 13, 1993, by and between the Borrower and NationsBank (the "First Amendment").

         E. The First Restated Agreement was further amended as provided in that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 30, 1994, by and between the Borrower and NationsBank (the "Second Amendment").

         F. The First Restated Agreement was further amended as provided in that certain Third Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1994, by and between the Borrower and NationsBank (the "Third Amendment").

         G. The First Restated Agreement was further amended as provided in that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of November 15, 1994, by and between the Borrower and NationsBank (the "Fourth Amendment"; the First Restated Agreement, as amended by the First Amendment, the Second Amendment, the Third






                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

Amendment and the Fourth Amendment is referred to hereinafter as the "Prior Credit Agreement").

         H. Concurrently herewith, the Borrower, the Secured Party and the lenders which are parties thereto (the "Lenders") are amending and restating the Prior Credit Agreement as set out in that certain Second Amended and Restated Credit Agreement dated as of November 14, 1995 (the "Credit Agreement"), including, without limitation, to provide for a loan in the maximum principal amount of $12,000,000.

         I. The Secured Party and the Lenders have required the Borrower and Durocraft to execute and deliver this Agreement in amendment and restatement of the Original Pledge Agreement as a condition to their execution of the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENTS:

         Except as otherwise specified, "Pledgor" as used herein shall mean Borrower and Durocraft collectively, individually, jointly and severally. All initially capitalized terms not specifically otherwise defined herein shall have the meanings prescribed in the Credit Agreement.

                                   ARTICLE 1

                          Security Interest and Pledge

         Section 1.1 Security Interest and Pledge. As collateral security for the prompt payment in full when due of the Obligations (whether at stated maturity, by acceleration, or otherwise) and all present and future obligations of Pledgor under this Agreement, Pledgor hereby pledges and grants to Secured Party, for the ratable benefit of the Lenders, a first priority security interest in the following property (such property being hereinafter sometimes called the "Collateral"):

                 a. All of Pledgor's shares of capital stock in C/D/R/ Incorporated (the "Corporation"), a Delaware corporation, now owned or hereafter acquired, including, without limitation, the shares of common capital stock of evidenced by certificates number 1 and 2; and

                 b. All products, proceeds, revenues, distributions, dividends, stock dividends, securities, and other property, rights, and interests that Pledgor receives or is at any time entitled to receive on account of any such stock.





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

                                   ARTICLE 2

                         Representations and Warranties

         Pledgor represents and warrants to Secured Party and the Lenders that:

         Section 2.1 Title. Pledgor owns, and with respect to Collateral acquired after the date hereof, Pledgor will own, legally and beneficially, the Collateral free and clear of any Lien, security interest, pledge, claim, or other encumbrance or any right or option on the part of any third Person to purchase or otherwise acquire the Collateral or any part thereof, except for the security interest granted hereunder. The Collateral is not subject to any restriction on transfer or assignment except for compliance with applicable federal and state securities laws and regulations promulgated thereunder. Pledgor has the unrestricted right to pledge the Collateral as contemplated hereby. All of the Collateral has been duly and validly issued and is fully paid and nonassessable.

         Section 2.2 Organization and Authority. Borrower and Durocraft each is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation. Borrower and Durocraft each has the corporate power and authority to execute, deliver, and perform its obligations under this Agreement, and the execution, delivery, and performance of by Borrower and Durocraft each of its obligations under this Agreement have been duly authorized by all necessary corporate action and do not and will not violate or conflict with the articles of incorporation or bylaws of Borrower or Durocraft or any law, rule, or regulation or any order, writ, injunction, or decree of any court, governmental authority, or arbitrator and do not and will not conflict with, result in a breach of, or constitute a default under the provisions of any indenture, mortgage, deed of trust, security agreement, or other instrument or agreement binding on either Borrower or Durocraft or any property of either of them.

         Section 2.3 Principal Place of Business. The principal place of business and chief executive office of Pledgor, and the office where Pledgor keeps its books and records, is located at the address of Pledgor shown at the beginning of this Agreement.

         Section 2.4 Litigation. There is no litigation, investigation, or governmental proceeding pending or threatened against either Borrower or Durocraft or any property of either of them which if adversely determined would have a material adverse effect on the Collateral or the financial condition, operations, or business of Borrower or Durocraft.

         Section 2.5 Percentage of Stock. The Collateral constitutes one hundred percent (100%) of the issued and outstanding shares of capital stock in the Corporation.

         Section 2.6 First Priority Perfected Security Interest. This Agreement, together with the delivery to Secured Party of the Collateral, creates in favor of Secured Party and the Lenders a





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
perfected, first priority security interest in the Collateral. There are no conditions precedent to the effectiveness of this Agreement that have not been fully and permanently satisfied.

         Section 2.7 Holding Period. The Collateral has been beneficially owned by Pledgor and the purchase price for the Collateral has been paid in full since the Corporation came into existence on October 2, 1992. For purposes of this provision, in calculating the period of Pledgor's fully paid beneficial ownership, Pledgor is excluding the period, if any, that Pledgor had a "short position" in, or any put or other option to sell, any shares of the same class of securities as the Collateral or any securities convertible into any such shares.

                                   ARTICLE 3

                       Affirmative and Negative Covenants

         Pledgor covenants and agrees with Secured Party and the Lenders that:

         Section 3.1 Delivery. Prior to or concurrently with the execution and delivery of this Agreement, Pledgor shall deliver to Secured Party all certificate(s) identified in SECTION 1.1(A) hereof, accompanied by undated stock powers duly executed in blank.

         Section 3.2 Encumbrances. Pledgor shall not create, permit, or suffer to exist, and shall defend the Collateral against, any Lien, security interest, or other encumbrance on the Collateral except the pledge and security interest of Secured Party hereunder, and shall defend Pledgor's rights in the Collateral and Secured Party's and the Lenders' security interest in the Collateral against the claims of all Persons.

         Section 3.3 Sale of Collateral. Pledgor shall not sell, assign, or otherwise dispose of the Collateral or any part thereof without the prior written consent of Secured Party.

         Section 3.4 Distributions. If Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any Collateral or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust for Secured Party and the Lenders, and to deliver the same forthwith to Secured Party in the exact form received, with any appropriate endorsement of Pledgor and appropriate undated stock powers duly executed in blank, to be held by Secured Party as additional Collateral for the Obligations, subject to the terms hereof. Any sums paid upon or in respect of the Collateral upon the liquidation or dissolution of the issuer thereof shall be paid over to Secured Party to be held by it as additional Collateral for the Obligations subject to the terms hereof; and if any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to any recapitalization or reclassification of the capital of the issuer thereof or pursuant to any reorganization of the issuer thereof, the property so distributed shall be delivered to Secured Party





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
to be held by it as additional Collateral for the Obligations, subject to the terms hereof. All sums of money and property so paid or distributed in respect of the Collateral that are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional security for the Obligations.

         Section 3.5 Further Assurances. At any time and from time to time, upon the request of Secured Party, and at the sole expense of Pledgor, Pledgor shall promptly execute and deliver all such further instruments and documents and take all such further actions as Secured Party may deem necessary or desirable to preserve or perfect its and the Lenders' security interest in the Collateral and carry out the provisions and purposes of this Agreement, including without limitation the execution and filing of such financing statements as Secured Party may require. A carbon, photographic, or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement. Subject to the right of Pledgor to receive cash dividends under SECTION 4.03 hereof, in the event any Collateral is ever received by Pledgor, Pledgor shall promptly transfer and deliver to Secured Party such Collateral so received by Pledgor (together with any necessary endorsements in blank or undated stock powers duly executed in blank), which Collateral shall thereafter be held by Secured Party pursuant to the terms of this Agreement. Secured Party shall at all times have the right to exchange any certificates representing Collateral for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

         Section 3.6 Inspection Rights. Pledgor shall permit Secured Party and its representatives to examine, inspect, and copy Pledgor's books and records at any reasonable time and as often as Secured Party may desire.

         Section 3.7 Taxes. Pledgor agrees to pay or discharge prior to delinquency all taxes, assessments, levies, and other governmental charges imposed on it or its property, except Pledgor shall not be required to pay or discharge any tax, assessment, levy, or other governmental charge if (i) the amount or validity thereof is being contested by Pledgor in good faith by appropriate proceedings diligently pursued, (ii) such proceedings do not involve any risk of sale, forfeiture, or loss of the Collateral or any interest therein, and (iii) adequate reserves therefor have been established in conformity with GAAP.

         Section 3.8 Notification. Pledgor shall promptly notify Secured Party of (i) any Lien, security interest, encumbrance, or claim made or threatened against the Collateral, (ii) any material change in the Collateral, including, without limitation, any material decrease in the value of the Collateral and (iii) the occurrence or existence of any Event of Default or the occurrence or existence of any condition or event that, with the giving of notice or lapse of time or both, would be an Event of Default.

         Section 3.9 Books and Records; Information. Pledgor shall keep accurate and complete books and records of the Collateral and Pledgor's business and financial condition in accordance with GAAP. Pledgor shall from time to time at the request of Secured Party deliver to Secured Party such information regarding the Collateral, the Corporation, and Pledgor as Secured Party





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
may request. Pledgor shall mark its books and records to reflect the security interest of Secured Party and the Lenders under this Agreement.

         Section 3.10 Compliance with Agreements. Pledgor shall comply in all material respects with all agreements, contracts, and instruments binding on it or affecting its properties or business.

         Section 3.11 Compliance with Laws. Pledgor shall comply in all material respects with all applicable laws, rules, regulations, and orders of any court, governmental authority or arbitrator.

         Section 3.12 Additional Securities. Pledgor shall not consent to or approve the issuance of any additional shares of any class of capital stock of the issuer of the Collateral, or any securities convertible into, or exchangeable for, any such shares or any warrants, options, rights, or other commitments entitling any Person to purchase or otherwise acquire any such shares.

         Section 3.13 Provide Information. Pledgor shall fully cooperate, to the extent requested by Secured Party, in the completion of any notice, form, schedule, or other document filed by Secured Party on its own or the Lenders' behalf or on behalf of Pledgor, including without limitation any required notice or statement of beneficial ownership or of the acquisition of beneficial ownership of equity securities constituting part of the Collateral or any notice of proposed sale of any such securities pursuant to Rule 144 as promulgated by the SEC under the Securities Act of 1933, as amended. Without limiting the generality of the foregoing, Pledgor shall furnish to Secured Party any and all information which Secured Party may reasonably request for purposes of any such filing regarding Pledgor, the Collateral, and any issuer of any of the Collateral, and Pledgor shall disclose to Secured Party all material adverse information known by Pledgor with respect to the operations of any issuer of any of the Collateral.

         Section 3.14  Notification of Changes in Beneficial Ownership.
Pledgor shall promptly notify Secured Party of any sale of securities of the Corporation by Pledgor or by any other Person and shall furnish promptly to Secured Party a copy of any Form 144 filed in respect of any such sale. In addition, if Pledgor or any other Person shall file with the SEC a form or other document reporting any change in the beneficial ownership of the stock of the Corporation, Pledgor shall promptly furnish to Secured Party a copy of such form or document.

         Section 3.15 Restriction on Sales after Default. Pledgor shall not sell or suffer or permit any Person to sell any shares of the same class of securities as the Collateral at any time after any Event of Default or Potential Default shall have occurred.





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

                                   ARTICLE 4

                      Rights of Secured Party and Pledgor

         Section 4.1 Power of Attorney. Pledgor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof as Pledgor's true and lawful attorney-in-fact, coupled with an interest, with full power of substitution and with full, irrevocable power and authority in the place and stead and in the name of Pledgor or in its own name, from time to time in Secured Party's discretion, to take any and all action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives Secured Party the power and right on behalf of Pledgor and in its own name to do any of the following (subject to the rights of Pledgor under SECTIONS 4.2 and 4.3 hereof), without notice to or the consent of Pledgor:

                 a. To demand, sue for, collect, or receive in the name of Pledgor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, or any other instruments for the payment of money under the Collateral;

                 b. To pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                 c. (i) To direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims, and other amounts due or to become due at any time in respect of or arising out of any Collateral; (iii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral; (iv) to commence and prosecute any suit, actions, or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action, or proceeding brought against Pledgor with respect to any Collateral; (vi) to settle, compromise, or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as Secured Party may determine; (viii) to add or release any guarantor, indorser, surety, or other party to any of the Collateral or the obligations; (ix) to renew, extend, or otherwise change the terms and conditions of any of the Collateral or Obligations; (x) to insure any of the Collateral; (xi) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and from time to time to do, at Secured Party's option and Pledgor's expense, all acts and things which Secured Party





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
deems necessary to protect, preserve, or realize upon the Collateral and Secured Party's and the Lenders' security interest therein; and (xii) to complete, execute and file with the SEC one or more notices of proposed sale of securities pursuant to Rule 144.

         This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement and shall not be liable for any failure to do so or any delay in doing so. Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or in its capacity as attorney-in-fact, including without limitation any negligent acts or omissions by Secured Party, except acts or omissions resulting from willful misconduct by Secured Party. This power of attorney is conferred on Secured Party solely to protect, preserve, and realize upon its and the Lenders' security interest in the Collateral.

         Section 4.2 Voting Rights. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to exercise any and all voting rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement. Secured Party shall execute and deliver to the Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting rights which it is entitled to exercise pursuant to this section.

         Section 4.3 Dividends. Unless and until an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus to the extent and only to the extent that such dividends are permitted by the Credit Agreement.

         Section 4.4 Performance by Secured Party. If Pledgor fails to perform or comply with any of its agreements contained herein, Secured Party itself may, at its sole discretion, cause or attempt to cause performance or compliance with such agreement and the expenses of Secured Party, together with interest thereon at the maximum nonusurious per annum rate permitted by applicable law, shall be payable by Pledgor to Secured Party on demand and shall constitute Obligations secured by this Agreement. Notwithstanding the foregoing, it is expressly agreed that neither Secured Party nor any Lender shall have any liability or responsibility for the performance of any obligation of Pledgor under this Agreement.

         Section 4.5 Setoff; Property Held by Secured Party. Secured Party shall have the right to set off and apply against the Obligations, at any time and without notice to Pledgor, any and all deposits (general or special, time or demand, provisional or final) or other sums at any time credited by or owing from Secured Party or any Lender to Pledgor whether or not the Obligations are then due. As additional security for the Obligations, Pledgor hereby grants to Secured Party, for the ratable benefit of the Lenders, a security interest in all money, instruments, and other property of Pledgor now or hereafter held by Secured Party or any Lender, including, without limitation, property held in safekeeping. In addition to Secured Party's and the Lenders' right of setoff and as further security for the Obligations, Pledgor hereby grants to Secured Party, for the





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
ratable benefit of the Lenders, a security interest in all deposits (general or special, time or demand, provisional or final) and other accounts of Pledgor now or hereafter maintained with Secured Party or any Lender and all other sums at any time credited by or owing from Secured Party or any Lender to Pledgor. The rights and remedies of Secured Party and the Lenders hereunder are in addition to other rights and remedies (including without limitation other rights of setoff) which Secured Party and the Lenders may have.

         Section 4.6 Secured Party's Duty of Care. Other than the exercise of reasonable care in the physical custody of the Collateral while held by Secured Party hereunder, Secured Party shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto, including without limitation any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Collateral. Without limiting the generality of the foregoing, Secured Party shall be conclusively deemed to have exercised reasonable care in the custody of the Collateral if Secured Party takes such action, for purposes of preserving rights in the Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Secured Party in complying with any such request by Pledgor, and no refusal by Secured Party to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.

         Section 4.7  Assignment by Secured Party.  Subject to the provision of
Section 12.6 of the Credit Agreement, Secured Party and each Lender may at any time and from time to time assign the Obligations and the Collateral or any portion of them, and the assignee shall be entitled to all of the rights and remedies of Secured Party and the Lenders under this Agreement in relation thereto.

                                   ARTICLE 5

                                    Default

         Section 5.1 Rights and Remedies. If any Event of Default shall occur, Secured Party shall have the following rights and remedies:

                 a. In addition to all other rights and remedies granted to Secured Party in this Agreement and in any other instrument or agreement securing, evidencing, or relating to the Obligations, Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Texas. Without limiting the generality of the foregoing, Secured Party may do any or all of the following: (i) without demand or notice to Pledgor, collect, receive, or take possession of the Collateral or any part thereof; (ii) sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at Secured Party's offices or elsewhere, for cash, on credit, or for future delivery; or (iii) bid and become a purchaser at any sale free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released by Pledgor. Upon request





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
by Secured Party, Pledgor shall assemble the Collateral and make it available to Secured Party at any place designated by Secured Party that is reasonably convenient to Pledgor and Secured Party. Pledgor agrees that Secured Party shall not be obligated to give more than five (5) days' written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor shall be liable for all expenses of retaking, holding, preparing for sale, or the like and all attorneys' fees and other expenses incurred by Secured Party in connection with the collection of the Obligations and the enforcement of Secured Party's rights under this Agreement, all of which expenses and fees shall constitute additional Obligations secured by this Agreement. Secured Party may apply the Collateral against the Obligations in such order and manner as Secured Party may elect in its sole discretion. Pledgor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Obligations. Pledgor waives all rights of marshalling in respect of the Collateral and any and all other collateral or security for the Obligations.

                 b. Secured Party may cause any or all of the Collateral held by it to be transferred into the name of Secured Party or the name or names of Secured Party's nominee or nominees.

                 c. Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

                 d. Secured Party shall have the right, but shall not be obligated, to exercise or cause to be exercised all voting, consensual, and other powers of ownership pertaining to the Collateral, and Pledgor shall deliver to Secured Party, if requested by Secured Party, irrevocable proxies with respect to the Collateral in form satisfactory to Secured Party.

                 e. Pledgor hereby acknowledges and confirms that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obligated to agree, among other things, to acquire any shares of the Collateral for their own respective accounts for investment and not with a view to distribution or resale thereof. Pledgor further acknowledges and confirms that any such private sale may result in prices or other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and Secured Party shall be under no obligation to take any steps in order to permit the Collateral to be sold at a public sale. Secured Party shall be under no obligation to delay a sale of any of the Collateral for any period of time necessary to permit any





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
issuer thereof to register such Collateral for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws.

                 f. If Secured Party determines that it will sell all or part of the Collateral pursuant to SECTION 5.1 hereof and if, in the opinion of Secured Party it is necessary or advisable to have the Collateral, or that portion thereof to be sold, registered under the Securities Act of 1933, as amended, Pledgor will, at Pledgor's expense, cause each issuer of the Collateral, or that portion thereof to be sold, to execute and deliver, and cause the directors and officers of each such issuer to execute and deliver all such instruments and documents and cause such issuer(s), directors, and officers to do or cause to be done all such other acts and things as may be necessary or, in Secured Party's opinion, advisable to register the Collateral, or that portion thereof to be sold, under the Securities Act of 1933, as amended, and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Collateral, or that portion thereof to be sold, and to make all amendments thereto and to the related prospectus that, in Secured Party's opinion, are necessary or advisable, all in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the SEC applicable thereto. Pledgor agrees to cause each issuer of the Collateral, or that portion thereof to be sold, to comply with Securities Act of 1933, as amended, and the blue sky laws of any jurisdiction that Secured Party shall designate and cause each such issuer to make available to its security holders, as soon as practical, an earnings statement (which need not be audited) that will satisfy the provisions of the Securities Act of 1933, as amended.

                 g. On any sale of the Collateral, Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

                                   ARTICLE 6

                                 Miscellaneous

         Section 6.1 Expenses; Indemnification. Pledgor agrees to pay on demand all costs and expenses incurred by Secured Party and the Lenders in connection with the preparation, negotiation, and execution of this Agreement and any and all amendments, modifications, and supplements hereto. Pledgor agrees to pay and to hold Secured Party and the Lenders harmless from and against all fees and all excise, sales, stamp, and other taxes payable in connection with this Agreement or the transactions contemplated hereby. Pledgor hereby indemnifies Secured Party and the Lenders and each affiliate thereof and their respective officers, directors, employees, attorneys, and agents from and holds each of them harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, costs, and expenses (including attorneys' fees) to which any of them may become subject which directly or indirectly arise from or relate to (i) the negotiation, execution, delivery, performance, administration, or enforcement of this Agreement, (ii) any of the transactions contemplated by this Agreement, (iii) any breach by Pledgor of any





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
representation, warranty, covenant, or other agreement contained in this Agreement, or (iv) any investigation, litigation, or other proceeding, including without limitation any threatened investigation, litigation, or other proceeding relating to any of the foregoing. WITHOUT LIMITING ANY PROVISION OF THIS AGREEMENT OR ANY OTHER INSTRUMENT, OR AGREEMENT SECURING, EVIDENCING, OR RELATING TO THE OBLIGATIONS OR ANY PART THEREOF, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON OR ENTITY TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE PERSON OR ENTITY TO BE INDEMNIFIED.

         Section 6.2 No Waiver; Cumulative Remedies. No failure on the part of Secured Party or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Pledgor, Secured Party and the Lenders and their respective heirs, successors, and assigns, except that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

         Section 6.4 Amendment and Restatement; Entire Agreement; Amendment. This Agreement amends and restates in its entirety the Original Pledge Agreement (but does not extinguish the security interests created thereby) and embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof (including, without limitation, the Original Pledge Agreement) and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto. Pledgor hereby acknowledges and agrees that the security interests in the Collateral created under the Original Pledge Agreement are not extinguished but are extended and continued by this Agreement without change to the priority thereof. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         Section 6.5 Notices. All notices and other communications provided for in this Agreement shall be given or made by telex, telegraph, telecopy, cable or in writing and telexed, telecopied, telegraphed, cabled, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or as to any party, at such other address as shall be designated by such party in a notice





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement
to the other party given in accordance with this section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telex or telecopy, subject to telephone confirmation of receipt, or delivered to the telegraph or cable office, subject to telephone confirmation of receipt, or when personally delivered or, in the case of a mailed notice, when duly deposited in the mails, in each case given or addressed as aforesaid.

         Section 6.6 Applicable Law; Venue; Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America. This Agreement has been entered into in Dallas County, Texas, and it shall be performable for all purposes in Dallas County, Texas. Any action or proceeding against Pledgor under or in connection with this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof may be brought in any state or federal court in Dallas County, Texas. Pledgor hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Pledgor agrees that service of process upon it may be made by certified or registered mail, return receipt requested, at its address specified or determined in accordance with the provisions of SECTION
6.5 of this Agreement. Nothing in this Agreement or any other instrument or agreement securing, evidencing, or relating to the Obligations or any part thereof shall affect the right of Secured Party and the Lenders to serve process in any other manner permitted by law or shall limit the right of Secured Party and the Lenders to bring any action or proceeding against Pledgor or with respect to any of its property in courts in other jurisdictions. Any action or proceeding by Pledgor against Secured Party or any Lender shall be brought only in a court located in Dallas County, Texas.

         Section 6.7 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 6.8 Survival. All representations and warranties made in this Agreement shall survive the execution and delivery of this Agreement, and no investigation by Secured Party or any Lender shall affect the representations and warranties of Pledgor herein or the right of Secured Party and the Lenders to rely upon them.

         Section 6.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 6.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

         Section 6.11 Construction. Pledgor and Secured Party acknowledge that each of them has been afforded an opportunity to review this Agreement with legal counsel of its own choice and that this Agreement shall be construed as if jointly drafted by Pledgor and Secured Party.

         Section 6.12 Obligations Absolute. The obligations of Pledgor under this Agreement shall be absolute and unconditional and shall not be released, discharged, reduced, or in any way impaired by any circumstance whatsoever, including without limitation any amendment, modification, extension, or renewal of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any release, subordination, or impairment of collateral, or any waiver, consent, extension, indulgence, compromise, settlement, or other action or inaction in respect of this Agreement, the Obligations, or any document or instrument evidencing, securing, or otherwise relating to the Obligations, or any exercise or failure to exercise any right, remedy, power, or privilege in respect of the Obligations.

         Section 6.13 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT THEREOF.

         Section 6.14 ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                 i. Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE PLEDGOR'S DOMICILE AT TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

         ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                 ii. Reservation of Rights. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO (1) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AMENDMENT; OR (II) BE A WAIVER BY THE SECURED PARTY OR ANY LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S. C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE SECURED PARTY AND THE LENDERS
                          (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE SECURED PARTY AND THE LENDERS MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AMENDMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                        PLEDGOR:

                                        CRAFTMADE INTERNATIONAL, INC.


                                        By:____________________________________
                                           Name:  James R. Ridings
                                           Title: Chief Executive Officer


                                        DUROCRAFT INTERNATIONAL, INC.


                                        By:____________________________________
                                           Name:   James R. Ridings
                                           Title:  Chief Executive Officer

                                        Address for Notices:

                                        2700 112th Street
                                        Grand Prairie, Texas 75050

                                        Fax No.:         214-647-4872
                                        Telephone No.:   214-647-8099

                                        Attention: Kenneth M. Cancienne
                                                   Chief Financial Officer





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

                                        SECURED PARTY:

                                        NATIONSBANK OF TEXAS, N.A., as Agent


                                        By:___________________________________
                                           Name:  Andrew N. McLean
                                           Title: Vice President

                                        Address for Notices:

                                        901 Main Street, 7th Floor
                                        P. O. Box 831000
                                        Dallas, Texas 75283-1000

                                        Fax No.:         214-508-0388
                                        Telephone No.:   214-508-0324

                                        Attention:  Andrew N. McLean
                                                    Vice President





                                                   Craftmade International, Inc.
                                           Amended and Restated Pledge Agreement

                                  EXHIBIT "J"

                              Form of Application




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                                  EXHIBIT "K"

                       Form of Assignment and Acceptance




                                                   Craftmade International, Inc.
                                    Second Amended and Restated Credit Agreement

                           ASSIGNMENT AND ACCEPTANCE

                          Date: _______________, 19__


         Reference is made to the Second Amended and Restated Credit Agreement dated as of November 14, 1995 (as the same may be amended and in effect from time to time, the "Credit Agreement"), among Craftmade International, Inc., a Delaware corporation (the "Borrower"), the Lenders named therein (the "Lenders"), and NationsBank of Texas, N.A., as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Assignment and Acceptance is being executed pursuant to
Section 12.6 of the Credit Agreement.

         ___________________________ (the "Assignor") and ____________________
(the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the following interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents as of the Effective Date (as defined below):

         A ____% interest in the Commitments (which percentage interest represents a $________ Commitment with respect to the aggregate Commitments of $12,000,000).

         After giving effect to this Assignment and Acceptance, the Commitment of Assignor will be $__________________.

         2. The Assignor (i) represents that, as of the date hereof, its Commitment is $_______________, and its pro rata share of the Letters of Credit outstanding under its Commitment is $___________ (all as unreduced by any assignments which have not yet become effective); (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Obligated Party or the performance or observance by the Borrower or any Obligated Party of any of its obligations under the Credit Agreement or any other Loan Document; and (iv) attaches the Note held by Assignor and requests that the Agent exchange such Note for a new Note payable to the order of (A) the Assignee in an amount equal to the principal amount of Assignor's Commitment assumed






ASSIGNMENT AND ACCEPTANCE - Page 1
by Assignee hereunder, and (B) the Assignor in an amount equal to the principal amount of the Commitment retained by Assignor.

         3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action on the Assignee's behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

         4. The effective date for this Assignment and Acceptance shall be ___________ ____, 19__ (the "Effective Date")(1). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

         5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and
(ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

         6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS






__________________________________

(1) Such date shall be at least five (5) Business Days after the execution of this Assignment and Acceptance and delivery thereof to the Agent (unless otherwise agreed by the Agent).

ASSIGNMENT AND ACCEPTANCE - Page 2

(WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         8. The Assignee's address for notices for purposes of the Credit Agreement (until such address is subsequently changed in accordance with the Credit Agreement) is specified below its name on the signature pages of this Assignment and Acceptance.

                                        [NAME OF ASSIGNOR]


                                        By: ___________________________________
                                        Name: _________________________________
                                        Title: ________________________________



                                        [NAME OF ASSIGNEE]


                                        By: ___________________________________
                                        Name: _________________________________
                                        Title: ________________________________



                                        Address for Notices:

                                        ______________________________________
                                        ______________________________________
                                        ______________________________________
                                        Fax No. (_____) ______________________
                                        Telephone No. (_____) ________________
                                        Attention: ___________________________





ASSIGNMENT AND ACCEPTANCE - Page 3

ACCEPTED BY:

NATIONSBANK OF TEXAS, N.A., as Agent for the Lenders



By: ___________________________________
Name: _________________________________
Title: ________________________________


Date: _________________________________




ASSIGNMENT AND ACCEPTANCE - Page 4

                                   SCHEDULE 1
                                       TO
                                CREDIT AGREEMENT

                            Locations of Collateral



         Except for any Collateral in the possession of the Agent,

                 2700 112th Street
                 Grand Prairie, Texas 75050

         Also, an alternative address for C/D/R is,

                 300 Delaware Avenue, Suite 1704
                 Wilmington, Delaware 19801





SCHEDULE 1, Locations of Collateral - Page 1

                                   SCHEDULE 2
                                       TO
                                CREDIT AGREEMENT

                                 Existing Debt


1. Revolving Credit Note dated _______________, 199__, in the maximum amount of $_______________, from Borrower to C/D/R, maturing ten years from the date thereof, bearing interest at the rate of ten percent, executed pursuant to a Loan Agreement dated October ___, 1992.

2. Agreement dated October 1, 1992, between Craftmade and C/D/R, providing for certain royalties to be paid by Craftmade to C/D/R for the use of the trademark and trade name "Craftmade."





SCHEDULE 2, Existing Debt - Page 1

                                   SCHEDULE 3
                                       TO
                                CREDIT AGREEMENT

                              List of Subsidiaries


                                                      Jurisdiction                    Percentage of
              Name of Subsidiary                    of Incorporation             Stock Owned by Borrower
              ------------------                    ----------------             -----------------------
 1.       Durocraft International, Inc.                   Texas                            100%
          T.I.N. 75-2342081

 2.       C/D/R Incorporated                            Delaware                        95% direct
          T.I.N. 51-0343395                                                            5% indirect





SCHEDULE 3, List of Subsidiaries - Solo Page

                                   SCHEDULE 4
                                       TO
                                CREDIT AGREEMENT

                                 Existing Liens


         Liens securing the following capital leases:

Lease Date               Item                      Cost             Lessor
----------               ----                      ----             ------
 12/1/88             Phone System                $17,399      T.S.I., Inc.
                                                              P.O. Box 298731
                                                              Houston, Texas  77298-0731

  7/1/90             Forklifts (2)               $27,556      Toyota Motor Credit Corporation
                                                              1515 West 190th Street
                                                              Torrance, California  90509

 12/31/90              Computer                  $59,389      G.E. Capital
                                                              P.O. Box 910020
                                                              Dallas, Texas  75391

  4/4/91              Fax Machine                 $4,435      Danka Leasing
                                                              P.O. Box 728
                                                              Upper Saddle River, NJ  07458

 4/15/91                Copier                    $9,883      Eaton Financial Services
                                                              1505 Luna Road, #134
                                                              Carrollton, Texas  75006

  7/1/90            NP-1218 Copier                $4,510      Innovative Office System
                                                              14875 Landmark Boulevard
                                                              Dallas, Texas  75240

  7/1/90            386-20 Computer               $4,100      All Systems
                                                              P.O. Box 151616
                                                              Arlington, Texas  76015

  7/1/90               Forklift                   $7,477      Kalmar Capital Corp.
                                                              777 Manor Park Drive
                                                              Columbus, Ohio  43228

  7/1/90             1990 Chrysler               $16,225      Curry Auto Leasing
                                                              5422 Alpha Road
                                                              Dallas, Texas  75240





SCHEDULE 4, Existing Liens - Solo Page

                                   SCHEDULE 5
                                       TO
                                CREDIT AGREEMENT

                            UCC Filing Jurisdictions



              Borrower and Durocraft - Secretary of State of Texas





SCHEDULE 5, UCC Filing Jurisdictions - Solo Page

                                   SCHEDULE 6
                                       TO
                                CREDIT AGREEMENT

                        Liens to be Released or Assigned


                                     None.





SCHEDULE 6, Liens to be Released or Assigned - Solo Page

                       CERTIFICATE OF CORPORATE OFFICERS
                                  (Craftmade)


         The undersigned hereby certifies that the undersigned is now, and at all times mentioned herein has been, the duly elected, qualified, and acting Secretary of CRAFTMADE INTERNATIONAL, INC. (the "Corporation"), a Delaware corporation, and, as such officer, the undersigned has access to the records of the Corporation, which records reflect that:

         1. Resolutions. The Resolutions attached as EXHIBIT A hereto and incorporated herein by reference constitute a true and correct copy of resolutions which have been duly adopted by the board of directors of the Corporation in compliance with, and not in contravention of, the articles of incorporation and bylaws of the Corporation; none of such resolutions have been repealed or modified in any respect, and all such resolutions are in full force and effect as of the execution hereof.

         2. Incumbency. The following named individuals are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true, authentic signatures.

     Name                         Title                   Specimen Signature
     ----                         -----                   ------------------
James R. Ridings          Chief Executive Officer     _________________________

Kenneth M. Cancienne      Chief Financial Officer     _________________________

Terry L. Culbertson       Secretary                   _________________________

         3. Certificate of Incorporation. Attached hereto as EXHIBIT B is a true and correct copy of the Certificate of Incorporation of the Corporation as certified by the Secretary of State of Delaware on ___________, 1995.
Except as described on EXHIBIT B, the Certificate of Incorporation of the Corporation has not been repealed, terminated, amended, modified, supplemented or replaced in any respect.

         4. Bylaws. Attached hereto as EXHIBIT C is a true and correct copy of the Bylaws of the Corporation as in effect on the date hereof. Except as described on EXHIBIT C, the Bylaws of the Corporation have not been repealed, terminated, amended, modified, supplemented or replaced in any respect.

         5. Shareholders. The shareholders of the Corporation and their respective stock ownership positions have not changed between January 11, 1993 and the execution hereof.




                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

         6. Corporate Standing, Taxes and Authority. The Corporation is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and is duly authorized and qualified to do business in the State of Texas, and all taxes, assessments and franchise fees due of the Corporation have been fully paid, all as evidenced by the Certificates of Existence, Good Standing and Foreign Qualification attached hereto as EXHIBIT
D. The execution and delivery of the documents described in the attached resolutions will not violate any provision of the articles of incorporation and bylaws of the Corporation.

         IN WITNESS WHEREOF, I have duly executed this Certificate to be effective as of the 14th day of November, 1995.


                                        SECRETARY:



                                        _____________________________________
                                        Terry L. Culbertson


         I, James R. Ridings, hereby certify that I am now the duly elected, qualified and acting President of the Corporation; that the person executing and delivering the foregoing Certificate (herein so called) is the duly elected, qualified and acting officer of the Corporation as indicated in the Certificate; that the signature set forth above beside each person's name is each person's correct signature; and that the certifications set forth above are true and correct as of the date hereof.

                                        PRESIDENT:



                                        _____________________________________
                                        James R. Ridings

STATE OF TEXAS            Section

COUNTY OF ____________    Section

         This instrument was acknowledged before me on November __, 1995, by TERRY L. CULBERTSON.


         (NOTARY STAMP)
                                        _____________________________________
                                        Notary Public, State of Texas

My Commission Expires:
                                        _____________________________________
                                        Printed Name





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

STATE OF TEXAS            Section

COUNTY OF ____________    Section

         This instrument was acknowledged before me on November __, 1995, by JAMES R. RIDINGS.



         (NOTARY STAMP)
                                        _____________________________________
                                        Notary Public, State of Texas

My Commission Expires:
                                        _____________________________________
                                        Printed Name



                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

                                   EXHIBIT A

                                  RESOLUTIONS





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

                                   EXHIBIT B


                          CERTIFICATE OF INCORPORATION





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

                                   EXHIBIT C

                                     BYLAWS





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

                                   EXHIBIT D


                           CERTIFICATES OF EXISTENCE,
                    GOOD STANDING AND FOREIGN QUALIFICATION





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Craftmade)

                       CERTIFICATE OF CORPORATE OFFICERS
                                    (C/D/R)


         The undersigned hereby certifies that the undersigned is now, and at all times mentioned herein has been, the duly elected, qualified, and acting Secretary of C/D/R INCORPORATED (the "Corporation"), a Delaware corporation, and, as such officer, the undersigned has access to the records of the Corporation, which records reflect that:

         1. Resolutions. The Resolutions attached as EXHIBIT A hereto and incorporated herein by reference constitute a true and correct copy of resolutions which have been duly adopted by the board of directors of the Corporation in compliance with, and not in contravention of, the articles of incorporation and bylaws of the Corporation; none of such resolutions have been repealed or modified in any respect, and all such resolutions are in full force and effect as of the execution hereof.

         2. Incumbency. The following named individuals are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true, authentic signatures.

       Name               Title                Specimen Signature
       ----               -----                ------------------
Terry L. Culbertson     President              ________________________________

John P. Garniewski      Secretary              ________________________________

         3. Certificate of Incorporation. Attached hereto as EXHIBIT B is a true and correct copy of the Certificate of Incorporation of the Corporation as certified by the Secretary of State of Delaware on ___________, 1995.
Except as described on EXHIBIT B, the Certificate of Incorporation of the Corporation has not been repealed, terminated, amended, modified, supplemented or replaced in any respect.

         4. Bylaws. Attached hereto as EXHIBIT C is a true and correct copy of the Bylaws of the Corporation as in effect on the date hereof. Except as described on EXHIBIT C, the Bylaws of the Corporation have not been repealed, terminated, amended, modified, supplemented or replaced in any respect.

         5. Shareholders. All of the shareholders of the Corporation and their respective stock ownership positions are as indicated on EXHIBIT D attached hereto and incorporated herein by reference.

         6. Corporate Standing, Taxes and Authority. The Corporation is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and is duly





                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)
authorized and qualified to do business in the State of Texas, and all taxes, assessments and franchise fees due of the Corporation have been fully paid, all as evidenced by the Certificates of Existence, Good Standing and Foreign Qualification attached hereto as EXHIBIT E. The execution and delivery of the documents described in the attached resolutions will not violate any provision of the articles of incorporation and bylaws of the Corporation.

         IN WITNESS WHEREOF, I have duly executed this Certificate to be effective as of the 14th day of November, 1995.

                                        SECRETARY:



                                        _______________________________________
                                        John P. Garniewski


         I, Terry L. Culbertson, hereby certify that I am now the duly elected, qualified and acting President of the Corporation; that the person executing and delivering the foregoing Certificate (herein so called) is the duly elected, qualified and acting officer of the Corporation as indicated in the Certificate; that the signature set forth above beside each person's name is each person's correct signature; and that the certifications set forth above are true and correct as of the date hereof.

                                        PRESIDENT:



                                        _______________________________________
                                        Terry L. Culbertson

STATE OF DELAWARE         Section

COUNTY OF ____________    Section

         This instrument was acknowledged before me on November __, 1995, by JOHN P. GARNIEWSKI.


         (NOTARY STAMP)
                                        _______________________________________
                                        Notary Public, State of Texas

My Commission Expires:
                                        _______________________________________
                                        Printed Name





                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

STATE OF TEXAS            Section

COUNTY OF ____________    Section

         This instrument was acknowledged before me on November __, 1995, by TERRY L. CULBERTSON.


         (NOTARY STAMP)
                                        _______________________________________
                                        Notary Public, State of Texas

My Commission Expires:
                                        _______________________________________
                                        Printed Name






                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                                   EXHIBIT A

                                  RESOLUTIONS





                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                                   EXHIBIT B

                          Certificate of Incorporation





                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                                   EXHIBIT C

                                     Bylaws





                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                                   EXHIBIT D

                      Shareholders and Ownership Positions


Shareholder                                        Percentage Ownership
-----------                                        --------------------
Craftmade International, Inc.                               95%

Durocraft International, Inc.                                5%





                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                                   EXHIBIT E

                  Certificates of Existence, Good Standing and
                             Foreign Qualification





                                                   Craftmade International, Inc.
                                       Certificate of Corporate Officers (C/D/R)

                       CERTIFICATE OF CORPORATE OFFICERS
                                  (Durocraft)


         The undersigned hereby certifies that the undersigned is now, and at all times mentioned herein has been, the duly elected, qualified, and acting Secretary of DUROCRAFT INTERNATIONAL, INC. (the "Corporation"), a Texas corporation, and, as such officer, the undersigned has access to the records of the Corporation, which records reflect that:

         1. Resolutions. The Resolutions attached as EXHIBIT A hereto and incorporated herein by reference constitute a true and correct copy of resolutions which have been duly adopted by the board of directors of the Corporation in compliance with, and not in contravention of, the articles of incorporation and bylaws of the Corporation; none of such resolutions have been repealed or modified in any respect, and all such resolutions are in full force and effect as of the execution hereof.

         2. Incumbency. The following named individuals are the duly elected, qualified and acting officers of the Corporation, holding the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true, authentic signatures.

     Name                      Title                     Specimen Signature
     ----                      -----                     ------------------
James R. Ridings        Chief Executive Officer      _________________________

Kenneth M. Cancienne    Chief Financial Officer      _________________________

Terry L. Culbertson     Secretary                    _________________________


         3. Articles. Attached hereto as EXHIBIT B is a true and correct copy of the Articles of Incorporation of the Corporation as certified by the Secretary of State of Texas on ___________, 1995. Except as described on EXHIBIT B, the Articles of Incorporation of the Corporation have not been repealed, terminated, amended, modified, supplemented or replaced in any respect.

         4. Bylaws. Attached hereto as EXHIBIT C is a true and correct copy of the Bylaws of the Corporation as in effect on the date hereof. Except as described on EXHIBIT C, the Bylaws of the Corporation have not been repealed, terminated, amended, modified, supplemented or replaced in any respect.

         5. Shareholders. The shareholders of the Corporation and their respective stock ownership positions have not changed between January 11, 1993 and the execution hereof.





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

         6. Corporate Standing, Taxes and Authority. The Corporation is a duly organized and validly existing corporation in good standing under the laws of the State of Texas and is duly authorized and qualified to do business in the State of Texas, and all taxes, assessments and franchise fees due of the Corporation have been fully paid, as evidenced by the Certificates of Existence, Good Standing and Foreign Qualification attached hereto as EXHIBIT
D. The execution and delivery of the documents described in the attached resolutions will not violate any provision of the articles of incorporation and bylaws of the Corporation.

         IN WITNESS WHEREOF, I have duly executed this Certificate to be effective as of the 14th day of November, 1995.

                                        SECRETARY:


                                        _______________________________________
                                        Terry L. Culbertson


         I, James R. Ridings, hereby certify that I am now the duly elected, qualified and acting President of the Corporation; that the person executing and delivering the foregoing Certificate (herein so called) is the duly elected, qualified and acting officer of the Corporation as indicated in the Certificate; that the signature set forth above beside each person's name is each person's correct signature; and that the certifications set forth above are true and correct as of the date hereof.

                                        PRESIDENT:



                                        _______________________________________
                                        James R. Ridings


STATE OF TEXAS            Section

COUNTY OF ____________    Section

         This instrument was acknowledged before me on November __, 1995, by TERRY L. CULBERTSON.

         (NOTARY STAMP)
                                        _______________________________________
                                        Notary Public, State of Texas

My Commission Expires:
                                        _______________________________________
                                        Printed Name





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

STATE OF TEXAS            Section

COUNTY OF ____________    Section

         This instrument was acknowledged before me on November __, 1995, by JAMES R. RIDINGS.

         (NOTARY STAMP)
                                        _______________________________________
                                        Notary Public, State of Texas

My Commission Expires:
                                        _______________________________________
                                        Printed Name







                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

                                   EXHIBIT A

                                  RESOLUTIONS





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

                                   EXHIBIT B


                           ARTICLES OF INCORPORATION





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

                                   EXHIBIT C


                                     BYLAWS





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)

                                   EXHIBIT D


                           CERTIFICATES OF EXISTENCE,
                    GOOD STANDING AND FOREIGN QUALIFICATION





                                                   Craftmade International, Inc.
                                   Certificate of Corporate Officers (Durocraft)